As filed with the Securities and Exchange Commission on July 6, 2007

                                                    Securities Act File No. 333-
                                                                    ------------
                                            Investment Company Act File No. 811-
                                                                 ---------------
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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                              ---------------------

                                    FORM N-2
                              ---------------------

                  |X|      Registration Statement under the Securities Act
                           of 1933
                           |_| Pre-Effective Amendment No.
                           |_| Post-Effective Amendment No.
                                 and/or
                  |X| Registration Statement under the Investment Company Act of 1940
                           |_| Amendment No.
                             ---------------------

                  CLAYMORE EMERGING MARKETS OPPORTUNITIES FUND
               (Exact Name of Registrant as Specified in Charter)
                              ---------------------

                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (630) 505-3700

                                Nicholas Dalmaso
                             Claymore Advisors, LLC
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                     (Name and Address of Agent for Service)
                              ---------------------
                                   Copies to:

              Thomas A. Hale
 Skadden, Arps, Slate, Meagher & Flom LLP
           333 W. Wacker Drive
         Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . . . . . . . . . . . . .  [ ]

It is proposed that this filing will become effective (check appropriate box):

|X| When declared effective pursuant to section 8(c).

If appropriate, check the following box:
         [  ]     This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment]
                  [registration statement].

         [  ]     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
                                  Proposed       Proposed
Title of                          Maximum        Maximum
Securities                        Offering       Aggregate        Amount of
Being             Amount Being    Price          Offering         Registration
Registered        Registered      Per Share      Price (1)        Fee
--------------------------------------------------------------------------------
Common Shares,    50,000 Shares    $20.00       $1,000,000        $30.70
$0.01 par
value
-------------------------------------------------------------------------------

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(1) Estimated solely for the purpose of calculating the registration fee.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
-------------------------------------------------------------------------------



                             Subject to Completion
                   Preliminary Prospectus dated July 6, 2007

PROSPECTUS
                                [Claymore Logo]

                                    Shares

                 Claymore Emerging Markets Opportunities Fund
                                 Common Shares
                              $[20.00] per Share

         Investment Objectives. The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund cannot ensure that it will achieve its investment objectives.

         Investment Policies. The Fund will seek to achieve its investment objectives by investing in a diversified portfolio of equity and debt securities of issuers in emerging market countries. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) in issuers in emerging market countries. Under normal market conditions, the Fund will invest primarily in a portfolio of securities as follows:

         o Emerging Markets Equity Portfolio. The Fund will generally invest at least 40% and up to 60% of its Managed Assets in equity and equity-related securities of Emerging Market Issuers (the "Emerging Markets Equity Portfolio").

         o Emerging Markets Debt Portfolio. The Fund will generally invest at least 40% and up to 60% of its Managed Assets in debt securities of Emerging Market Issuers, including sovereign debt obligations and debt obligations on non-governmental Emerging Market Issuers (the "Emerging Markets Debt Portfolio").

         Initially, the Sub-Adviser (as defined herein) intends to target an allocation of approximately 50% of the Fund's Managed Assets to the Emerging Markets Equity Portfolio and 50% of the Fund's Managed Assets to the Emerging Markets Debt Portfolio. The Sub-Adviser will actively monitor and re-balance the Fund's allocation between the Emerging Markets Equity Portfolio and Emerging Markets Debt Portfolio in accordance with the Sub-Adviser's analysis of long-term fundamentals, economic outlook and valuations. In furtherance of the Fund's investment objectives, the Fund intends to engage in an option strategy of writing (selling) call options (the "Option Strategy") to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares. Initially the Fund will write call option on -based stock indices or exchange traded funds ("ETFs") that replicate broad-based stock indices. The Sub-Adviser will adjust the Option Strategy over time in response to market conditions.

         Investment Adviser and Sub-Adviser. Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. Wellington Management Company, LLP (the "Sub-Adviser") serves as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's portfolio of securities.

                                                 (continued on following page)

         Investing in the Fund's common shares involves risk. See " Risks" beginning on page [o].

         Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                            Per Share   Total(1)
         Public offering price .........................   $[20.00]         $
         Sales load(2)...................................    $[.90]         $
         Estimated offering expenses(3)..................    $[.04]         $
         Proceeds, after expenses, to the Fund...........  $[19.06]         $



                                                     (notes on following page)

         The underwriters expect to deliver the Fund's common shares to purchasers on or about , 2007.

   , 2007

(continued from previous page)

         No Prior Trading History. Because the Fund is newly organized, its common shares have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after the completion of the public offering.

         The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "[o]."

         Financial Leverage. Under current market conditions, the Fund does not anticipate utilizing financial leverage. However, the Fund is authorized to utilize financial leverage through the issuance of senior securities such as preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings"), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively "Financial Leverage"). If market conditions were to change such that the Sub-Adviser believed that Financial Leverage would be potentially beneficial to the holders of the Fund's common shares, the Fund may in the future employ Financial Leverage in an amount that is not expected to exceed 33% of the Fund's total assets. Any such use of Financial Leverage would not require the vote of the common shareholders, but would be required to be approved by the Fund's Board of Trustees. Financial Leverage is a speculative technique and investors should note that there are special risks and costs associated with Financial Leverage. See OUse of Financial LeverageO and ORisks--Financial Leverage Risk.O

         You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated , 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ o] of this Prospectus, or request other information about the Fund or make shareholder inquiries by calling (800) 345-7999 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov). Free copies of the Fund's reports and its Statement of Additional Information will also be available from the Fund's web site at [ o].

         The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)
-------------------


(1) The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over allotments. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund
         will be $   , $   , $   and $   , respectively. See "Underwriting."

(2) The Fund has also agreed to pay the underwriters $.[ ] per common share as a partial reimbursement of expenses incurred in connection with the offering. Separately, [the Adviser and the Sub-Adviser] (and not the Fund) have agreed to pay a structuring fee to [ ]. See "Underwriting."

(3) Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $[ ], which represents $[ ] per common share issued. The Investment Adviser and Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load, but including the partial reimbursement of underwriter expenses) that exceed $[.04] per common share. To the extent that aggregate offering expenses are less than $[ ] per common share, up to [0.15]% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser. See "Underwriting"

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any state where the offer is not permitted. You should not assume that the information contained in the prospectus is accurate as of any date other than the date on the front of this prospectus.

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Prospectus Summary...........................................................
Summary of Fund Expenses.....................................................
The Fund ....................................................................
Use of Proceeds .............................................................
Investment Objectives and Policies ..........................................
Investment Strategy .........................................................
Use of Financial Leverage ...................................................
Risks........................................................................
Management of the Fund ......................................................
Net Asset Value .............................................................
Distributions ...............................................................
Automatic Dividend Reinvestment Plan ........................................
Description of Capital Structure.............................................
Anti-Takeover and Other Provisions in the Fund's Governing Documents ........
Closed-End Fund Structure ...................................................
Repurchase of Common Shares; Conversion to Open-End Fund.....................
Taxation ....................................................................
Underwriting ................................................................
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent ......
Legal Matters ...............................................................
Additional Information ......................................................
Privacy Principles of the Fund ..............................................
Table of Contents of the Statement of Additional Information ................


         Until , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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                              PROSPECTUS SUMMARY

         This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the more detailed information contained in this Prospectus and
the Statement of Additional Information, dated   , 2007 (the "SAI"), especially
the information set forth under the headings "Investment Objectives and Policies" and "Risks," prior to making an investment in the Fund.


The Fund ..................         Claymore Emerging Markets Opportunities
                                    (the "Fund") is a newly organized,
                                    diversified, closed-end management
                                    investment company. See "The Fund."

                                    Claymore Advisors, LLC (the "Investment
                                    Adviser") serves as the Fund's investment adviser. Wellington Management Company, LLP (the "Sub-Adviser" or "Wellington") serves as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's portfolio of securities.


The Offering ..............         The Fund is offering common shares of
                                    beneficial interest, par value $.01 per
                                    share, at $[20.00] per share through a
                                    group of underwriters led by [ ]
                                    (collectively, the "Underwriters"). The
                                    Fund's common shares of beneficial
                                    interest are called "Common Shares" and
                                    holders of Common Shares are called
                                    "Common Shareholders" in this Prospectus.
                                    You must purchase at least [100] Common
                                    Shares ($[2,000]) in order to participate in the offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. See
                                    "Underwriting." The Investment Adviser and
                                    Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load, but including the partial reimbursement of underwriter expenses) that exceed $[.04] per common share.

Investment Objectives and
     Policies .............         The Fund's primary investment objective is
                                    to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund cannot ensure that it will achieve its investment objectives.

                                    The Fund will seek to achieve its
                                    investment objectives by investing in a
                                    diversified portfolio of equity and debt securities of issuers in emerging market countries. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) in issuers in emerging market countries.

                                    For purposes of the Fund's investment
                                    policies, an issuer is located in an
                                    emerging market country if (i) the
                                    principal trading market for its
                                    securities is an emerging market country,
                                    (ii) it conducts its principal business
                                    activities in emerging markets or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Collectively, such issuers are referred to herein as "Emerging Market Issuers." For purposes of the Fund's investment policies, certain securities issued by quasi-governmental and supranational entities that are economically tied to emerging market countries and securities issued for the purpose of restructuring the investment characteristics of securities of issuers in emerging market countries are considered securities of Emerging Market Issuers.

                                    Emerging market countries include markets in developing countries or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries in which the Fund may invest include, but are not limited to, Russia, Brazil, South Korea, India, China, Argentina, Mexico, Taiwan, South Africa, Turkey, Columbia, Chile, Malaysia, the Philippines, and Egypt. The Fund expects to invest in a number of emerging market countries throughout the world; however, the Fund is not limited as to specific countries in which it may invest.

                                    Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

                                    Under normal market conditions, the Fund will invest primarily in a portfolio of securities as follows:

                                    o    Emerging Markets Equity Portfolio.
                                         The Fund will generally invest at
                                         least 40% and up to 60% of its
                                         Managed Assets in equity and
                                         equity-related securities of Emerging
                                         Market Issuers (the "Emerging Markets
                                         Equity Portfolio").

                                    o    Emerging Markets Debt Portfolio. The
                                         Fund will invest at least 40% and up
                                         to 60% of its Managed Assets in debt
                                         securities of Emerging Market
                                         Issuers, including sovereign debt
                                         obligations and debt obligations of
                                         non-governmental Emerging Market
                                         Issuers (the "Emerging Markets Debt
                                         Portfolio").

                                    o    Portfolio Allocation. Initially, the
                                         Sub-Adviser intends to target an
                                         allocation of approximately 50% of
                                         the Fund's Managed Assets to the
                                         Emerging Markets Equity Portfolio and
                                         50% of the Fund's Managed Assets to
                                         the Emerging Markets Debt Portfolio.
                                         The Sub-Adviser will actively monitor
                                         and re-balance the Fund's allocation
                                         between the Emerging Markets Equity
                                         Portfolio and Emerging Markets

                                         Debt Portfolio. Such allocation will
                                         vary over time in accordance with the
                                         Sub-Adviser's analysis of long-term
                                         fundamentals, economic outlook and
                                         valuations. The Sub-Adviser will also
                                         monitor the Fund's overall portfolio
                                         allocation to regions, countries and
                                         currencies.

                                    In furtherance of the Fund's investment
                                    objectives, the Fund intends to engage in an option strategy of writing (selling) call options (the "Option Strategy") to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares. Initially, the Fund will write call options on broad-based stock indices or exchange traded funds ("ETFs") that replicate broad-based stock indices The Sub-Adviser will adjust the Option Strategy over time in response to market conditions.

                                    As an alternative to holding investments directly, the Fund may also seek to obtain or adjust investment exposure to its principal investment categories through the use of derivative instruments.

Investment Rationale.......         The Sub-Adviser believes that several
                                    factors currently make emerging markets a compelling long-term investment opportunity including attractive growth outlooks driven by increased consumption, increasingly stable and liquid economic platforms, positive microeconomic trends and positive fundamental credit trends.
                                    Many emerging market countries have
                                    increasingly open market-oriented
                                    economies and a new focus on management of large reserves and local savings. Many issuers in emerging market countries are exercising increased financial discipline and seeking higher returns on investment.
                                    Emerging market issuers are gaining global market share in many industries and contributing toward the growth of modern economies in emerging market countries.
                                    However, investments in emerging market
                                    countries remain subject to potentially
                                    higher volatility risk than those in
                                    developed markets, as described further.

                                    The flexible nature of the Fund's
                                    portfolio will allow the Sub-Adviser to
                                    allocate the Fund's investments across
                                    multiple countries, regions and economic sectors and to vary the allocation of equity and debt securities in the Fund's portfolio in response to changing economic cycles, global and country specific economic conditions and the Sub-Adviser's analysis of long-term fundamentals, economic outlook and valuations. The Sub-Adviser believes that exposure to emerging market countries in a balanced fund combining equity and debt securities may provide better geographic balance, higher current income potential and some diversification benefits relative to a stand alone emerging markets equity portfolio or emerging markets debt portfolio (although correlations may increase in times of market stress).

                                    In managing the Fund, the Sub-Adviser will benefit from the extensive emerging markets expertise of the investment professionals who make up the Sub-Adviser's dedicated Emerging Markets Equity, Emerging Markets Debt and Asset Allocation teams and will utilize its extensive analytic resources, including macroeconomic, industry, security, credit, currency and global bond analytic research capabilities.


Emerging Markets Equity
Portfolio .................         The Fund will generally allocate at
                                    least 40% and up to 60% of its
                                    Managed Assets to the Emerging Markets
                                    Equity Portfolio. The Sub-Adviser will
                                    construct the Emerging Markets Equity
                                    Portfolio by combing bottom-up stock
                                    selection with top down country and sector allocations to seek to achieve total-return in excess of the MSCI
                                    Emerging Markets Index, a free
                                    float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

                                    Diversification. The Sub-Adviser will
                                    actively monitor and allocate the Emerging
                                    Markets Equity Portfolio among various
                                    countries, regions and economic sectors.
                                    Under normal market conditions, the
                                    Sub-Adviser intends to maintain
                                    allocations to countries and economics
                                    sectors typically within +/- 10% of the
                                    corresponding allocations of the MSCI
                                    Emerging Markets Free Index. The Emerging
                                    Markets Equity Portfolio will invest in a minimum of five countries. Typically, no more than 35% of the Emerging Markets Equity Portfolio will be invested in any one country. However, when taken together with the Emerging Debt Portfolio, the Fund's total exposure to a given country may exceed such percentage.

                                    Market Capitalization and Local Currency
                                    Limitations. The Emerging Markets Equity
                                    Portfolio may invest without regard for
                                    issuers' market capitalizations; however, the range of market capitalizations of issuers held by the Emerging Markets Equity Portfolio is typically expected to approximate that of the MSCI Emerging Markets Free Index. The Emerging Markets Equity Portfolio may invest without limitation in non-U.S. dollar-denominated securities.

                                    Depositary Receipts. In addition to equity securities, including common and preferred stock, listed on foreign securities exchanges and traded in over-the-counter markets, the Emerging Markets Equity Portfolio's investment in equity securities of emerging market issuers may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts. Although depositary receipts are alternatives to directly purchasing the underlying foreign securities, they continue to be subject to many of the risks associated with investing directly in foreign securities.

                                    Investment Companies and Other Pooled
                                    Investment Vehicles. The Emerging Markets
                                    Equity Portfolio may invest in securities of other open-end or closed-end investment companies to the extent permitted by the 1940 Act. These investments may include securities of ETFs. ETFs generally are passively managed and seek to track or replicate a desired index. The Emerging Markets Equity Portfolio may also invest in other pooled investment vehicles, including those offered by Wellington Trust Company, NA, an affiliate of the Sub-Adviser, the investment objectives of which are consistent with those of the Emerging Markets Equity Portfolio. Such securities will be considered permissible equity securities of the Emerging Markets Equity Portfolio to the extent that they replicate the economic attributes associated with an investment in equity securities of Emerging Market Issuers.

                                    Other Instruments. As an alternative to
                                    holding investments directly, the Emerging
                                    Markets Equity Portfolio may also obtain investment exposure to equity securities of Emerging Market Issuers through other securities, such as equity-linked notes, convertible securities and warrants. Such securities will be considered permissible equity-related securities of the Emerging Markets Equity Portfolio to the extent that they replicate the economic attributes associated with an investment in equity securities of Emerging Market Issuers.

Emerging Markets Debt
Portfolio .................         The Fund will generally allocate at least
                                    40% and up to 60% of its Managed Assets to the Emerging Markets Debt Portfolio. The
                                    Sub-Adviser will construct the Emerging
                                    Markets Debt Portfolio by combining
                                    top-down macroeconomic sovereign risk
                                    analysis with bottom-up sector, security and local currency valuation. The
                                    Sub-Adviser evaluates emerging market debt from a global perspective and emphasizes fundamental, proprietary research and integrated risk management processes. The
                                    Emerging Markets Debt Portfolio will
                                    invest primarily in U.S.
                                    dollar-denominated debt obligations of
                                    Emerging Market Issuers, including
                                    sovereign debt and corporate debt
                                    obligations.

                                    Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of government issuers. The Emerging Markets Debt Portfolio will invest at least 60% of its assets in U.S. dollar-denominated sovereign debt obligations of Emerging Market Issuers. Investment in sovereign debt can involve a high degree of risk. In addition to other risks of fixed income securities, sovereign debt securities are subject to the risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. The Emerging Markets Debt Portfolio's investments in sovereign debt instruments may include, but are not limited to, fixed rate, floating rate, zero-coupon and inflation linked bonds and notes.

                                    Corporate Debt Obligations. The Emerging
                                    Markets Debt Portfolio may invest up to
                                    20% of its assets in corporate debt
                                    obligations, including corporate debt
                                    obligations of Emerging Market Issuers
                                    and, to a lesser extent, other issuers.
                                    Such debt obligations may be
                                    denominated in U.S. dollars, euros or
                                    other currencies, including local
                                    currencies of emering market countries.
                                    Corporate debt obligations generally
                                    represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. The Emerging Markets Debt Portfolio's investments in corporate debt obligations may include, but are not limited to, fixed rate, floating rate, zero-coupon and inflation linked bonds and notes.

                                    Credit Quality. The Emerging Markets Debt
                                    Portfolio may invest in securities of any credit rating, including securities rated below investment grade by a nationally recognized statistical rating organizations ("NRSRO") (e.g., securities rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Group ("S&P")) or unrated securities that are deemed to be of comparable quality by the Fund's investment sub-adviser. The Emerging Markets Debt Portfolio will not invest more than 15% of its assets in securities rated below B- at the time of acquisition. Under normal market conditions, the Sub-Adviser intends to maintain a minimum weighted average portfolio rating for the Emerging Markets Debt Portfolio of BB- or higher. Debt securities rated below investment grade are commonly known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Please refer to Appendix A to the SAI for more information regarding Moody's and S&P's ratings of fixed-income securities.

                                    Lower-grade securities, though high
                                    yielding, are characterized by high risk.
                                    They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse effect on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

                                    Diversification. The Emerging Markets Debt
                                    Portfolio will not invest more than 10% of its assets in securities or obligations of any single issuer and will not investment more than 15% of its assets in securities or obligations of issuers located in any single country. However, when taken together with the Emerging Equity Portfolio, the Fund's total exposure to a given issuer or country may exceed such percentage. While the Emerging Markets Debt Portfolio will invest primarily in U.S. dollar-denominated debt obligations, up to

                                    20% of the assets of the Emerging Markets
                                    Debt Portfolio may be invested in non-U.S.
                                    dollar-denominated securities.

                                    Maturity/Duration. The Emerging Markets
                                    Debt Portfolio may invest in securities of any maturity or duration, and is not subject to any limitations with respect to the maturity or duration of the portfolio generally.

                                    Loan Participations and Assignments. The
                                    Emerging Markets Debt Portfolio may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions. The Emerging Markets Debt Portfolio's investments in loans in most instances will be in the form of participations in loans or assignments of all or a portion of loans from third parties. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Sub-Adviser to be creditworthy.

                                    Other Instruments. Debt instruments and
                                    obligations in which the Emerging Markets
                                    Debt Portfolio may invest also include,
                                    but are not limited to, Eurodollar and
                                    Yankee Dollar Obligations, Brady Bonds,
                                    zero-coupon and payment-in-kind ("PIK")
                                    bonds, convertible securities and
                                    warrants, asset-backed securities,
                                    credit-linked notes ("CLNs"), index-linked securities, structured notes and swap contracts. See "Investment Objectives and Policies--Emerging Markets Debt
                                    Portfolio--Emerging Markets Debt Portfolio
                                    Contents."


Option Strategy ...........         In furtherance of the Fund's investment
                                    objectives, the Fund intends to engage in an Option Strategy of writing (selling) call options to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares. Initially, the Fund will write call options with respect to all or a portion of the value of the Emerging Markets Equity Portfolio on broad-based stock indices or ETFs that replicate broad-based stock indices.

                                    Under the Option Strategy, initially the Fund will write (sell) call options primarily on the MSCI Emerging Markets Index, but may from time to time write call options on other equity indices as well. Specifically, the Sub-Advisor initially expects to typically write call options on ETFs, primarily the iShares MSCI Emerging Markets ETF, and other similar instruments designed to correlate with the performance of the applicable equity index. Under the Option Strategy, the Fund will write call options having an aggregate notional value not to exceed the net asset value of the Emerging Markets Equity Portfolio. The Sub-Adviser will actively manage the Fund's index option positions and the amount of the notional value of the options as a percentage of the Emerging Markets Equity Portfolio may vary significantly over time based on market conditions. Initially, the Fund intends to write index options having an aggregate notional value of approximately [25%-50%] of the net asset value of the Emerging Markets Equity Portfolio. The Sub-Adviser will adjust this percentage range over time in response to market conditions. In determining whether to write equity index options on indices other than the MSCI Emerging Markets Free Index, the Sub-Adviser will consider: (i) the risk profile of the Emerging Markets Equity Portfolio, (ii) market factors, such as current market levels and volatility, and
                                    (iii) options specific factors, such as
                                    premium/cost, exercise price and time to expiration. The Fund also may utilize other option strategies, including writing call options on individual equity securities, depending on market conditions.

                                    As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

                                    The Fund will "cover" its written equity index option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written). The Sub-Adviser will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Emerging Markets Equity Portfolio. In doing so, the Sub-Adviser will consider the Emerging Markets Equity Portfolio's equity holdings, including net assets, industry and sector weightings, and historic volatility. The Option Strategy involves significant risk that the initial value and/or changes in value of the indices underlying the Fund's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in Emerging Markets Equity Portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant. The Fund cannot guarantee that the Option Strategy will be effective. See "Risks--Risks Associated with Writing Index Options."

                                    The Fund will generally sell unlisted,
                                    over-the counter call options. The Fund
                                    may also will write (sell) options that
                                    are issued, guaranteed and cleared by the Options Clearing Corporation ("OCC") and are traded on U.S. options exchanges. In general, the Fund will primarily write
                                    (sell) index options that are "European
                                    style," meaning that the options may be
                                    exercised only on the expiration date.
                                    However, the Fund may from time to time
                                    sell index options that are "American
                                    style," meaning that the options may be
                                    exercised at any point up to and including the expiration date.

                                    Put Options. Put options are contracts
                                    that give the holder of the option, in
                                    return for payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. The Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio in order to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline. The Fund may also buy and sell put options on individual securities. The Fund may write (sell) covered put options as a means of acquiring a portfolio security, closing out an existing option position or seeking to generate option premiums. Writing put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

Other Investments..........         Foreign Currency Forward Contracts and
                                    Other Foreign Currency Transactions. The
                                    Fund may enter into foreign currency
                                    exchange contracts for purposes of gaining exposure to the currency of an emerging market country or to hedge against fluctuations in foreign exchange rates.
                                    The Fund may conduct its foreign currency exchange transactions either on a spot
                                    (i.e., cash) basis at the spot rate
                                    prevailing in the foreign currency
                                    exchange market, or through entering into deliverable or non-deliverable forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

                                    By entering into a forward contract for
                                    the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Sub-Adviser also may from time to time utilize forward contracts for other purposes.

                                    The use of deliverable and non-deliverable forward contracts to purchase or sell foreign currencies is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of currency values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

                                    Swaps. A swap contract is an agreement
                                    between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

                                    Swap agreements allow for a wide variety of transactions. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

                                    o    Interest rate swaps. Interest rate
                                         swaps involve the exchange by the
                                         Fund with another party of respective
                                         commitments to pay or receive
                                         interest (e.g., an exchange of fixed
                                         rate payments for floating rate
                                         payments).

                                    o    Total return swaps. Total return
                                         swaps are contracts in which one
                                         party agrees to make payments of the
                                         total return from the designated
                                         underlying asset(s), which may
                                         include securities, baskets of
                                         securities, or securities indices,
                                         during the specified period, in
                                         return for receiving payments equal
                                         to a fixed or floating rate of
                                         interest or the total return from the
                                         other designated underlying asset(s).

                                    o    Currency swaps. Currency swaps
                                         involve the exchange of the two
                                         parties' respective commitments to
                                         pay or receive fluctuations with
                                         respect to a notional amount of two
                                         different currencies (e.g., an
                                         exchange of payments with respect to
                                         fluctuations in the value of the U.S.
                                         dollar relative to the Japanese yen).

                                    o    Credit default swaps. When the Fund
                                         is the buyer of a credit default swap
                                         contract, the Fund is entitled to
                                         receive the par (or other
                                         agreed-upon) value of a referenced
                                         debt obligation from the counterparty
                                         to the contract in the event of a
                                         default by a third party, such as a
                                         U.S. or foreign corporate issuer, on
                                         the debt obligation. In return, the
                                         Fund would normally pay the
                                         counterparty a periodic stream of
                                         payments over the term of the
                                         contract provided that no event of
                                         default has occurred. If no default
                                         occurs, the Fund would have spent the
                                         stream of payments and received no
                                         benefit from the contract. When the
                                         Fund is the seller of a credit
                                         default swap contract, it normally
                                         receives a stream of payments but is
                                         obligated to pay upon default of the
                                         referenced debt obligation. As the
                                         seller, the Fund would add the
                                         equivalent of leverage to its
                                         portfolio because, in addition to its
                                         total assets, the Fund would be
                                         subject to investment exposure on the
                                         notional amount of the swap. The Fund
                                         may enter into credit default swap
                                         contracts and baskets thereof for
                                         investment and risk management
                                         purposes, including diversification.

                                    The use of interest rate, total return,
                                    currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

                                    Restricted and Illiquid Securities. The
                                    Fund may invest in securities
                                    for which there is no readily available
                                    trading market or that are otherwise
                                    illiquid. Illiquid securities include
                                    securities legally restricted as to
                                    resale, such as commercial paper issued
                                    pursuant to Section 4(2) of the Securities
                                    Act of 1933, as amended (the "Securities
                                    Act"), and securities eligible for resale pursuant to Rule 144A thereunder. It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

                                    Strategic Transactions and Derivatives. In addition to those derivative instruments described in more detail herein, the Fund may use certain strategies for investment purposes, such as obtaining investment exposure to the Fund's principal investments, seeking to hedge various market risks inherent in the Fund's portfolio, to manage the effective maturity or duration of the Fund's portfolio, in connection with the Fund's use of leverage or otherwise. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options on futures, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic
                                    Transactions may also include new
                                    techniques, instruments or strategies that are permitted as regulatory changes occur. See "Investment Objectives and Policies--Other Investment Practices and Techniques--Strategic Transactions and
                                    Derivatives."

                                    Short Sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund may also make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

                                    Repurchase Agreements. Repurchase
                                    agreements may be seen as loans by the
                                    Fund collateralized by underlying debt
                                    securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the oversight of the Investment Adviser and Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

                                    Temporary Defensive Investments. The Fund may, for temporary defensive purposes, invest a substantial percentage of the Fund's assets in investment grade debt securities, short term debt securities, cash and cash equivalents. During such defensive periods, the Fund may not achieve its investment objectives.

Financial Leverage.........         Under current market conditions, the Fund
                                    does not anticipate utilizing financial
                                    leverage. However, the Fund is authorized to utilize financial leverage through the issuance of senior securities such as preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt
                                    ("Borrowings"), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively "Financial
                                    Leverage"). If market conditions were to change such that the Sub-Adviser believed that Financial Leverage would be potentially beneficial to the holders of the Common Shares, the Fund may in the future employ Financial Leverage in an amount that is not expected to exceed 33% of the Fund's total assets. However, the Fund may utilize Financial Leverage to the extent permissible under the 1940 Act So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. Any such use of
                                    Financial Leverage would not require the vote of the Common Shareholders, but would be required to be approved by the Fund's
                                    Board of Trustees. Financial Leverage is a speculative technique and investors should note that there are special risks and costs associated with Financial Leverage.
                                    In connection with the Fund's possible
                                    future use of Financial Leverage, the Fund may seek to hedge the interest rate risks associated with the Financial Leverage through interest rate swaps, caps or other derivative transactions. There can be no assurance that a Financial Leverage strategy will be implemented or that it will be successful during any period during which it is employed. See "Use of Financial Leverage" and "Risks--Financial
                                    Leverage Risk."


Management of the Fund ....         Claymore Advisors, LLC, a wholly-owned
                                    subsidiary of Claymore Group, Inc., acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund
                                    (the "Advisory Agreement"). As of March
                                    31, 2007, Claymore entities have provided supervision, management, servicing or distribution on approximately $16 billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds

                                    Wellington Management Company, LLP serves as the Fund's investment sub-adviser pursuant to an investment sub-advisory agreement between the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"), and is responsible for the day-to-day management of the Fund's portfolio. Founded in 1928, Wellington is one of America's oldest investment management firms. Based in Boston with nine affiliate offices in the United States and around the world, Wellington Management provides investment services to many of the world's leading public and private institutions. As of March 31, 2007, Wellington had client assets under management totaling over $573 billion, including approximately $25 billion in emerging markets assets.

Distributions..............         The Fund intends to distribute monthly all
                                    or a portion of its investment company
                                    taxable income to holders of Common
                                    Shares. In addition, the Fund intends to distribute any net long-term capital gain to holders of Common Shares as long-term gain dividends annually. It is expected that the initial monthly dividend on the Fund's Common Shares will be declared within approximately 60 days after completion of this offering and that such dividend will be paid approximately 90 days after completion of this offering.
                                    See "Distributions."

                                    The Fund expects that dividends paid on
                                    the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain and income from certain hedging and interest rate transactions and (ii) long-term capital gain (gain from the sale of a capital asset held longer than one year). A portion of the Fund's investment company taxable income may consist of qualified dividend income (income from certain equity investments in domestic and certain foreign corporations); however, the Fund does not expect this portion of its net investment income (and correspondingly its distributions) to be significant. The Fund cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

                                    To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the common shares' net asset value, and, correspondingly, distributions from net investment income will reduce the common shares' net asset value.

                                    Unless an election is made to receive
                                    dividends in cash, shareholders will
                                    automatically have all dividends and
                                    distributions reinvested in common shares through the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."


Listing and Symbol ........         The Common Shares of the Fund are expected
                                    to be listed on the New York Stock
                                    Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "[o]."



Special Risk
Considerations ............         No Operating History. The Fund is a newly
                                    organized, diversified, closed-end
                                    management investment company with no
                                    operating
                                    history.

                                    Not a Complete Investment Program. The
                                    Fund is intended for investors seeking a high level of current income and current gains and long-term capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

                                    Investment and Market Discount Risk. An
                                    investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

                                    Foreign Securities Risk. Investments in
                                    non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S investments in one region or in the securities of emerging market issuers. These risks may include:

                                    o    less information about non-U.S.
                                         issuers or markets may be available
                                         due to less rigorous disclosure or
                                         accounting standards or regulatory
                                         practices;

                                    o    many non-U.S. markets are smaller,
                                         less liquid and more volatile. In a
                                         changing market, the Sub-Adviser may
                                         not be able to sell the Fund's
                                         portfolio securities at times, in
                                         amounts and at prices it considers
                                         desirable;

                                    o    an adverse effect of currency
                                         exchange rates or controls on the
                                         value of the Fund's investments;

                                    o    the economies of non-U.S. countries
                                         may grow at slower rates than
                                         expected or may experience a downturn
                                         or recession;

                                    o    economic, political and social
                                         developments may adversely
                                         affect the securities markets; and

                                    o    withholding and other non-U.S. taxes
                                         may decrease the Fund's return.

                                    See "Risks -- Foreign Securities Risk."

                                    Emerging Markets Risks. Investing in the securities of Emerging Market Issuers involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

                                    The economies of individual emerging
                                    market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund's portfolio. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

                                    Investment in emerging market countries
                                    may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

                                    Foreign investment in certain emerging
                                    country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

                                    Sovereign Debt Obligations Risk.
                                    Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

                                    Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Fund may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Fund to the risks of foreign currency movements and other risks.

                                    Common Stock Risk. The Fund may invest in common stocks. Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

                                    Fixed Income Securities Risks. Debt
                                    securities are subject to certain risks, including:

                                         Issuer Risk. The value of
                                         credit-related obligations may
                                         decline for a number of reasons which
                                         directly relate to the issuer, such
                                         as management performance, financial
                                         leverage and reduced demand for the
                                         issuer's goods and services.

                                         Credit Risk. Credit risk is the risk
                                         that one or more debt obligations in
                                         the Fund's portfolio will decline in
                                         price, or fail to pay interest or
                                         principal when due, because the
                                         issuer of the obligation experiences
                                         a decline in its financial status.

                                         Interest Rate Risk. Interest rate
                                         risk is the risk that fixed-income
                                         securities will decline in value
                                         because of changes in market interest
                                         rates. When market interest rates
                                         rise, the market value of such
                                         securities generally will fall.
                                         During periods of rising interest
                                         rates, the average life of certain
                                         types of securities may be extended
                                         because of slower than expected
                                         prepayments. This
                                         may lock in a below market yield,
                                         increase the security's duration and
                                         reduce the value of the security.
                                         Investments in debt securities with
                                         long-term maturities may experience
                                         significant price declines if
                                         long-term interest rates increase.

                                         Prepayment Risk. During periods of
                                         declining interest rates or for other
                                         purposes, borrowers may exercise
                                         their option to prepay principal
                                         earlier than scheduled, potentially
                                         causing the Fund to incur capital
                                         loss and/or to reinvest in lower
                                         yielding obligations. This is known
                                         as call or prepayment risk. Certain
                                         debt obligations have call protection
                                         features that permit the issuer to
                                         redeem the security or instrument
                                         prior to a stated date only if
                                         certain prescribed conditions are met
                                         ("call protection"). An issuer may
                                         redeem a security or instrument if,
                                         for example, the issuer can refinance
                                         the debt at a lower cost due to
                                         declining interest rates or an
                                         improvement in the credit standing of
                                         the issuer. Corporate bonds typically
                                         have limited call protection. Loans
                                         typically have little or no call
                                         protection. For premium bonds and
                                         premium loans (bonds and loans priced
                                         above their par or principal value)
                                         held by the Fund, prepayment risk is
                                         enhanced.

                                         Reinvestment Risk. Income from the
                                         Fund's portfolio will decline if and
                                         when the Fund invests the proceeds
                                         from matured, traded or called debt
                                         obligations into lower yielding
                                         instruments. A decline in income
                                         could affect the Common Shares'
                                         distribution rate and their overall
                                         return.

                                    Holding long duration and long maturity
                                    investments will expose the Fund to
                                    certain magnified risks, including
                                    interest rate risk, credit risk and
                                    liquidity risks as discussed herein.

                                    Lower Grade Securities Risk. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality (rated below investment grade by an NRSRO (e.g., below Baa3- by Moody's or below BBB- by S&P) or, if unrated, determined by the Sub-Adviser to be of comparable quality). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." Investing in lower grade securities involves additional risks, including credit risk. These securities may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (e.g., Ca or lower by Moody's or CC or lower by S&P). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than higher grade securities.

                                    Option Strategy Risks. There are various risks associated with the Option Strategy. The purchaser of an index call option written (sold) by the Fund has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

                                    The Sub-Adviser will attempt to maintain for the Fund written option positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other investments held in the Emerging Markets Equity Portfolio. In doing so, the Sub-Adviser will consider data relating to the Fund's equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

                                    The Option Strategy involves significant risk that the initial value and/or changes in value of the indices underlying the Fund's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Emerging Markets Equity Portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

                                    Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be able unable to enter into closing sale transactions with respect to OTC options.

                                    Risks of Certain Other Debt Securities.
                                    Certain debt securities in which the
                                    Emerging Markets Debt Portfolio may invest are subject to additional risks.

                                         Eurodollar and Yankee Dollar Risk.
                                         Eurodollar and Yankee Dollar
                                         obligations are generally subject to
                                         the same risks that apply to domestic
                                         debt issues, notably credit risk,
                                         market risk and liquidity risk.
                                         Additionally, Eurodollar (and to a
                                         limited extent, Yankee Dollar)
                                         obligations are subject to certain
                                         sovereign risks. Risks include the
                                         following: a sovereign country might
                                         prevent capital, in the form of U.S.
                                         dollars, from flowing across its
                                         borders, adverse political and
                                         economic developments, the extent and
                                         quality of government regulation of
                                         financial markets and institutions,
                                         the imposition of foreign withholding
                                         taxes and the expropriation or
                                         nationalization of foreign issuers.

                                         Brady Bonds Risk. Brady Bonds involve
                                         various risk factors including
                                         residual risk and the history of
                                         defaults with respect to commercial
                                         bank loans by public and private
                                         entities of countries issuing Brady
                                         Bonds. There can be no assurance that
                                         Brady Bonds in which the Fund may
                                         invest will not be subject to
                                         restructuring arrangements or to
                                         requests for new credit, which may
                                         cause the Fund to suffer a loss of
                                         interest or principal on any of its
                                         holdings. In light of the residual
                                         risk of the Brady Bonds and, among
                                         other factors, the history of default
                                         with respect to commercial bank loans
                                         by public and private entities of
                                         countries issuing Brady Bonds,
                                         investments in Brady Bonds generally
                                         are viewed as speculative.

                                         Zero-Coupon Bonds and PIK Bonds Risk.
                                         Zero-coupon bonds are normally issued
                                         at a significant discount from face
                                         value
                                         and do not provide for periodic
                                         interest payments. Zero-coupon bonds
                                         may experience greater volatility in
                                         market value than similar maturity
                                         debt obligations which provide for
                                         regular interest payments.
                                         Zero-coupon bonds are normally issued
                                         at a significant discount from face
                                         value and do not provide for periodic
                                         interest payments. Zero-coupon bonds
                                         may experience greater volatility in
                                         market value than similar maturity
                                         debt obligations which provide for
                                         regular interest payments. PIK bonds
                                         also carry additional risk as holders
                                         of these types of securities receive
                                         no cash until the cash payment date
                                         unless a portion of such securities
                                         is sold. If the issuer defaults the
                                         Fund may obtain no return on its
                                         investment. The market price of PIK
                                         bonds is affected by interest rate
                                         changes to a greater extent, and
                                         therefore tends to be more volatile,
                                         than that of securities which pay
                                         interest in cash. Additionally, current
                                         U.S. federal tax law requires the
                                         holder of certain zero-coupon and PIK
                                         bonds to accrue income with respect
                                         to these securities prior to the
                                         receipt of cash payments. To maintain
                                         its qualification as a regulated
                                         investment company and to potentially
                                         avoid liability for U.S. federal income
                                         and excise taxes, the Fund may be
                                         required to distribute income accrued
                                         with respect to these securities and
                                         may have to dispose of Fund
                                         securities under disadvantageous
                                         circumstances in order to generate
                                         cash to satisfy these distribution
                                         requirements.

                                    Preferred Securities Risk. There are
                                    special risks associated with investing in preferred securities, including risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights and special redemption rights. See "Risks--Preferred Securities Risks."

                                    Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities rank below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

                                    Loan Participation and Assignment Risk. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired. The Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                                    Asset-Backed Securities Risk. The Fund may invest in certain asset-backed and structured credit securities. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a special purpose vehicle ("SPV"). The underlying assets (e.g., debt obligations) of an asset backed security are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the SPV. The value of asset-backed securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made.

                                    Credit-Linked Notes Risk. Through the
                                    purchase of a CLN, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the CLN in the full amount of the purchase price of the CLN. The issuer of a CLN normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. CLNs are subject to the credit risk of the reference securities underlying the CLN. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. CLNs typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the CLN will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the CLN. The market for CLNs may suddenly become illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for CLNs. In certain cases, a market price for a CLN may not be available.

                                    Swaps Risk. The use of interest rate,
                                    total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied. Swap transactions involve greater risks than if the Fund had invested in the reference obligations directly.

                                    Smaller Capitalization Risk. Certain of
                                    the issuers in which the Fund may invest may have comparatively smaller capitalizations. The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies and may be more vulnerable to adverse general market or economic developments. Investments in smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than investments in larger companies. In addition, securities of smaller capitalization companies may not be widely followed by the investment community, which may result in reduced demand for these securities.

                                    Income Risk. The interest the Fund earns from its investments can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from the Fund could drop as well. The Fund's income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent that the Fund's investments include floating-rate instruments.

                                    Inflation and Deflation Risk. Inflation
                                    risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                                    Derivatives Risk. The Fund may, but is not required to, participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See "Risks--Derivatives
                                    Risks."

                                    Illiquid Securities Risk. The Fund may
                                    invest in securities for which there is no readily available trading market or are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

                                    Other Investment Companies and Pooled
                                    Investment Vehicle Risk. As a stockholder in an investment company or other pooled investment vehicle, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies or other pooled investment vehicles. In addition, the securities of other investment companies or other pooled investment vehicles may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus.

                                    Financial Leverage Risk. Although, under current market conditions, the Fund does not anticipate utilizing Financial Leverage to seek to enhance the level of its current distributions, the Fund is authorized to utilize Financial Leverage. If market conditions were to change such that the Sub-Adviser believed that Financial Leverage would be potentially beneficial to the holders of the Common Shares, the Fund may in the future employ Financial Leverage in an amount that is not expected to exceed 33% of the Fund's total assets. Although the use of Financial Leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the Financial Leverage proceeds are greater than the cost of the Financial Leverage, the Common Shares' return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Common Shares will be less than if Financial Leverage had not been used. There is no assurance that a Financial Leveraging strategy will be utilized or that, if utilized, such strategy will be successful. Financial Leverage involves risks and special considerations for Common Shareholders including:

                                    o    the likelihood of greater
                                         volatility of net asset value and
                                         market price of the Common Shares
                                         than a comparable portfolio without
                                         Financial Leverage;

                                    o    the risk that fluctuations in
                                         interest rates on Borrowings and
                                         short-term debt or in the dividend
                                         rates on any Preferred Shares that
                                         the Fund may pay will reduce the
                                         return to the Common Shareholders or
                                         will result in fluctuations in the
                                         dividends paid on the Common Shares;

                                    o    the effect of Financial Leverage in a
                                         declining market, which is likely to
                                         cause a greater decline in the net
                                         asset value of the Common Shares than
                                         if the Fund were not leveraged, which
                                         may result in a greater decline in
                                         the market price of the Common
                                         Shares; and

                                    o    when the Fund uses Financial
                                         Leverage, the investment advisory fee
                                         payable to the Investment Adviser and
                                         the Sub-Adviser will be higher than
                                         if the Fund did not use Financial
                                         Leverage which may create a conflict
                                         of interest between the Investment
                                         Adviser and the Sub-Adviser and the
                                         Common Shareholders.

                                    The Investment Adviser, in its judgment, nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

                                    Certain types of Financial Leverage may
                                    result in the Fund being subject to
                                    covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares, Borrowings or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

                                    Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Taxation."

                                    Short Sale Risk. The Fund may sell
                                    securities short. Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short. Because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. The use of short sales is in effect a form of leveraging the Fund's portfolio that could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns. The Fund may not always be able to close out a short position at a particular time or at a favorable price.

                                    Repurchase Agreement Risk. With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

                                    Management Risk. The Fund is subject to
                                    management risk because it is an actively managed portfolio. In managing the Fund's portfolio of securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                    Current Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions
in the Fund's Governing
Documents ................          The Fund's Agreement and Declaration of
                                    Trust and Bylaws (the "Governing
                                    Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.
                                    These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See
                                    "Anti-Takeover and Other Provisions in the Fund's Governing Documents" and
                                    "Risks--Anti-Takeover Provisions."

Administrator, Custodian,
 Transfer Agent and
 Dividend Disbursing
 Agent ...................          The Bank of New York serves as the
                                    custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act.
                                    For its services, the custodian will
                                    receive a monthly fee based upon, among
                                    other things, the average value of the
                                    total assets of the Fund, plus certain
                                    charges for securities transactions. The
                                    Bank of New York also serves as the Fund's dividend disbursing agent, agent under the Fund's Automatic Dividend Reinvestment
                                    Plan (the "Plan Agent"), transfer agent
                                    and registrar with respect to the Common
                                    Shares of the Fund.

                                    Claymore Advisors, LLC serves as the
                                    Fund's administrator. Pursuant to an
                                    administration agreement with the Fund,
                                    Claymore Advisors, LLC provides certain
                                    administrative, bookkeeping and accounting
                                    services to the Fund.
--------------------------------------------------------------------------------

                           SUMMARY OF FUND EXPENSES

         The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Although, under current market conditions, the Fund does not anticipate utilizing Financial Leverage to seek to enhance the level of its current distributions, the Fund is authorized to utilize Financial Leverage. If market conditions were to change such that the Sub-Adviser believed that Financial Leverage would be potentially beneficial to the holders of the Common Shares, the Fund may in the future employ Financial Leverage in an amount that is not expected to exceed 33% of the Fund's total assets. The table below and the expenses shown assume that no Financial Leverage is utilized by the Fund. Footnote 5 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes that the Fund issues Preferred Shares in an amount equal to 33% of the Fund's total assets (after their issuance) and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses

   Sales load (as a percentage of offering price)...................  [4.50]%(1)
   Preferred Shares offering expenses
     (estimated as a percentage of offering price)..................   None (2)
   Offering expense borne by the Fund
     (as a percentage of offering price)(3) ........................   [.04]%
   Dividend Reinvestment Plan Fees(4)...............................   None



                                                           Percentage of Net
                                                         Assets Attributable to
                                                         Common Shares (assumes
                                                             no Financial
                                                             Leverage) (5)
Annual Expenses
    Management Fees..........................................             [o]%
    Interest payments on borrowed funds......................             None
    Other expenses(6)........................................             [o]%
    [Acquired Fund Fees and Expenses] .......................             [o]%
    Total annual expenses....................................             [o]%

--------------------------
(1) The Fund has also agreed to pay the underwriters $.[o] per common share as a partial reimbursement of expenses incurred in connection with the offering. Separately, [the Adviser and the Sub-Adviser] (and not the Fund) have agreed to pay from their own assets additional compensation to [ ]; provided, however, that such additional fees paid to [ ], together with the partial reimbursement of expenses to the underwriters discussed above and the payment to Claymore Securities, Inc. discussed in footnote (3) below, shall not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting."

(2) If current market conditions change and the Fund were to utilize Financial Leverage through the issuance of Preferred Shares, costs of the offering of Preferred Shares, estimated to be approximately 33% of the total amount of the aggregate amount of Preferred Shares offered, will be borne immediately by Common Shareholders and result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 33% of the Fund's total assets (including the proceeds of the Preferred Share offering) these offering costs are estimated to be approximately $[o] per Common Share ([o]% of the offering price of the Common Shares).

(3) The Investment Adviser and Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load, but including the partial reimbursement of underwriter expenses) that exceed $[.04] per common share. Assuming an offering of [o]common shares for $[o] million, the total offering costs are estimated to be $[o], all of which will be borne by the Fund. To the extent that aggregate offering expenses are less than $[.04] per common share, up to [0.15]% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore

         Securities, Inc. is an affiliate of the Investment Adviser. See "Underwriting"

(4) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(5) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares but, assumes that the Fund issues Preferred Shares in an amount equal to 33% of the Fund's total assets (after their issuance) In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                 Percentage of Net Assets
                                                 Attributable to Common Shares
                                               (assumes Preferred Shares
                                                        are issued)
         Annual Expenses
         ---------------
         Management Fees...................................... [o]%
         Interest payments on borrowed funds.................. [o]%
         Other expenses(6).................................... [o]%
         Total annual expenses................................ [o]%


(6) The "Other expenses" shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately [o] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, the Fund's expense ratio as a percentage of net assets would increase.

Example

         As required by relevant Securities and Exchange Commission regulations, the following examples illustrate the expenses (including the sales load of $[45] and estimated expenses of this offering of $[.04] and, in the case of the second example, the cost of issuance of the Preferred Share of $[o]) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of [o]% of net assets attributable to Common Shares and (2) a 5% annual return*:

Assuming No Financial Leverage
                                    1 Year    3 Years    5 Years    10 Years
                                    ------    -------    -------    --------
Total Expenses Incurred              $[o]       $[o]       $[o]       $[o]]

Assuming Financial Leverage of 33%
                                    1 Year    3 Years    5 Years    10 Years
                                    ------    -------    -------    --------
Total Expenses Incurred              $[o]       $[o]       $[o]       $[o]]

-----------
* The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

                                   THE FUND

         Claymore Emerging Opportunities Fund (the "Fund") is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on June 25, 2007, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. As a newly-organized entity, the Fund has no operating history. Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

         Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. Wellington Management Company, LLP (the "Sub-Adviser" or "Wellington") serves as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's portfolio of securities.

                                USE OF PROCEEDS

         The net proceeds of the offering of common shares of beneficial interest, par value $.01 per share ("Common Shares"), will be approximately
$     , ($ if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $[.04] per Common Share, and the Investment Adviser and Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load, but including the partial reimbursement of underwriter expenses) that exceed $[.04] per common share. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. The Investment Adviser has agreed to reimburse the Sub-Adviser under certain circumstances for a portion of such expenses and structuring fees incurred by the Sub-Adviser. See "The Fund" in the Fund's Statement of Additional Information. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

                      INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

         The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund cannot ensure that it will achieve its investment objectives.

         The Fund's investment objectives are considered non-fundamental and may be changed by the Board of Trustees without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Investment Rationale

         The Sub-Adviser believes that several factors currently make emerging markets a compelling long-term investment opportunity including attractive growth outlooks driven by increased consumption, increasingly stable and liquid economic platforms, positive microeconomic trends and positive fundamental credit trends. Many emerging market countries have increasingly open market oriented economies and new focus on management of large reserves and local savings. Many issuers in emerging market countries are exercising increased financial discipline and seeking higher returns on investment. Emerging market issuers are gaining global market share in many industries and contributing toward the growth of modern economies in emerging market countries. However, investments in emerging markets remain subject to potentially higher volatility risk than those in developed markets, as described further below.

         The flexible nature of the Fund's portfolio will allow the Sub-Adviser to allocate the Fund's investments across multiple countries, regions and economic sectors and to vary the allocation of equity and debt securities in the Fund's portfolio in response to changing economic cycles, global and country specific economic conditions and the Sub-Adviser's analysis of long-term fundamentals, economic outlook and valuations. The Sub-Adviser believes that exposure to emerging markets in a balanced fund combining equity and debt securities may provides better geographic balance, higher current income potential, and some diversification benefits relative to a stand-alone emerging markets equity portfolio or emerging marks debt portfolio (although correlations may increase at times of market stress).

         In managing the Fund, the Sub-Adviser will benefit from the extensive emerging markets expertise of the investment professionals who make up the Sub-Adviser's dedicated Emerging Markets Equity, Emerging Markets Debt and Asset Allocation teams and will utilize its extensive analytic resources, including macroeconomic, industry, security, credit, currency and global bond analytic research capabilities.

Investment Policies

         The Fund will seek to achieve its investment objectives by investing in a diversified portfolio of equity and debt securities of issuers in emerging market countries. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) in issuers in emerging market countries.

         For purposes of the Fund's investment policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is an emerging market country, (ii) it conducts its principal business activities in emerging markets or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Collectively, such issuers are referred to herein as "Emerging Market Issuers." For purposes of the Fund's investment policies, certain securities issued by quasi-governmental and supranational entities that are economically tied to emerging market countries and securities issued for the purpose of restructuring the investment characteristics of securities of issuers in emerging market countries are considered securities of Emerging Market Issuers.

         Emerging market countries include markets in developing countries or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries in which the Fund may invest include, but are not limited to, Russia, Brazil, South Korea, India, China, Argentina, Mexico, Taiwan, South Africa, Turkey, Columbia, Chile, Malaysia, the Philippines, and Egypt. The Fund expects to invest in a number of emerging market countries throughout the world; however, the Fund is not limited as to specific countries in which it may invest.

         Under normal market conditions, the Fund will invest primarily in a portfolio of securities as follows:

         o Emerging Markets Equity Portfolio. The Fund will generally invest at least 40% and up to 60% of its Managed Assets in equity and equity-related securities of Emerging Market Issuers (the "Emerging Markets Equity Portfolio").

         o Emerging Markets Debt Portfolio. The Fund will generally invest at least 40% and up to 60% of its Managed Assets in debt securities of Emerging Market Issuers, including sovereign debt obligations and debt obligations on non-governmental Emerging Market Issuers (the "Emerging Markets Debt Portfolio").

         o Portfolio Allocation. Initially, the Sub-Adviser intends to target an allocation of approximately 50% of the Fund's Managed Assets to the Emerging Markets Equity Portfolio and 50% of the Fund's Managed Assets to the Emerging Markets Debt Portfolio. The Sub-Adviser will actively monitor and re-balance the Fund's allocation between the Emerging Markets Equity Portfolio and Emerging Markets Debt Portfolio. Such allocation will vary over time in accordance with the Sub-Adviser's analysis of long-term fundamentals, economic outlook and valuations. The Sub-Adviser will also monitor the Fund's overall portfolio allocation to regions, countries and currencies.

         In furtherance of the Fund's investment objectives, the Fund intends to engage in an option strategy of writing (selling) call options (the "Option Strategy") to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares. Initially, the Fund will write call options on broad-based stock indices or exchange-traded funds ("ETFs") that replicate broad-based stock indices. The Sub-Adviser will adjust the Option Strategy over time in response to market conditions.

         As an alternative to holding investments directly, the Fund may also seek to obtain or adjust investment exposure to its principal investment categories through the use of derivative instruments.

         Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Emerging Markets Equity Portfolio

         The Fund will generally allocate at least 40% and up to 60% of its Managed Assets to the Emerging Markets Equity Portfolio. The Sub-Adviser will construct the Emerging Markets Equity Portfolio by combing bottom-up stock selection with top down country and sector allocations to seek to achieve total-return in excess of the MSCI Emerging Markets Free Index, a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

         Emerging Markets Equity Portfolio Parameters. The Sub-Adviser will actively monitor and allocate the Emerging Markets Equity Portfolio among various countries, regions and economic sectors.

         Diversification. The Sub-Adviser intends to maintain allocations to countries and economics sectors typically within +/- 10% of the corresponding allocations of the MSCI Emerging Markets Free Index. The Emerging Markets Equity Portfolio will invest in a minimum of five countries. Typically, no more than 35% of the Emerging Markets Equity Portfolio will be invested in any one country. However, when taken together with the Emerging Debt Portfolio, the Fund's total exposure to a given country may exceed such percentage.

         Market Capitalization and Local Currency Limitations. The Emerging Markets Equity Portfolio may invest without regard for issuers' market capitalizations; however, the range of market capitalizations of issuers held by the Emerging Markets Equity Portfolio is typically expected to approximate that of the

MSCI Emerging Markets Free Index. The Emerging Markets Equity Portfolio may invest without limitation in non-U.S. dollar-denominated securities.

         Emerging Markets Equity Portfolio Contents. The Emerging Markets Equity Portfolio will be composed primarily of the following equity and equity-related securities:

         Common Stock. Common stock represents the residual ownership interest in the issuer and holders of common stock are entitled to the income and the increase in value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares.

         Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates. Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to a reference rate. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock. Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer.

         Depositary Receipts. In addition to equity securities listed on foreign securities exchanges and traded in over-the-counter markets, the Emerging Markets Equity Portfolio's investment in equity securities of emerging market issuers may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs and EDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer makes arrangements to have its securities trade in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Although depositary receipts are alternatives to directly purchasing the underlying foreign securities, they continue to be subject to many of the risks associated with investing directly in foreign securities.

         Restricted and Illiquid Securities. The Emerging Markets Equity Portfolio may invest in unregistered, restricted or otherwise illiquid securities. Under normal market conditions, the Sub-Adviser does not intend to invest more than 20% of the Emerging Markets Equity Portfolio in illiquid securities. See "--Other Investments--Restricted and Illiquid Securities."

         Investment Companies and Other Pooled Investment Vehicles. The Emerging Markets Equity Portfolio may invest in securities of other open-end or closed-end investment companies may also invest in other pooled investment vehicles, including those offered by Wellington Trust Company, NA, an affiliate of the Sub-Adviser, the investment objectives of which are consistent with those of the Emerging Markets Equity Portfolio, each to the extent that they replicate the economic attributes associated with an investment in equity securities of Emerging Market Issuers.

         Convertible Securities. A convertible security is a preferred stock, bond or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

         Warrants. Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its debt securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods. Equity-linked warrants give the holder the right to receive an amount of cash determined by reference to an underlying equity security.

         Equity-linked Notes. Equity-linked notes are hybrid securities with characteristics of both fixed-income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on the decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market.

         Derivatives. As an alternative to holding investments directly, the Emerging Markets Equity Portfolio may also seek to obtain investment exposure to equity or equity-related securities of Emerging Market Issuers through the use of derivative instruments (including swaps, forwards, options, futures, options on futures or other financial instruments, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in equity or equity-related securities of Emerging Market Issuers. The Fund may also, but is not required to, use various derivate instruments and transactions to facilitate portfolio management and mitigate risks.

Emerging Markets Debt Portfolio

         The Fund will allocate at least 40% and up to 60% of its Managed Assets to the Emerging Markets Debt Portfolio. The Sub-Adviser will construct the Emerging Markets Debt Portfolio by combining top-down macroeconomic sovereign risk analysis with bottom-up sector, security and local currency valuation. The Sub-Adviser evaluates emerging market debt from a global perspective and emphasizes fundamental, proprietary research and integrated risk management processes.

         Emerging Markets Debt Portfolio Parameters. The Emerging Markets Debt Portfolio will invest primarily in U.S. dollar-denominated debt obligations of Emerging Market Issuers, including sovereign debt and corporate debt obligations.

         Diversification. The Emerging Markets Debt Portfolio will not invest more than 10% of its assets in securities or obligations of any single issuer and will not investment more than 15% of its assets in securities or obligations of issuers located in any single country. However, when taken together with the Emerging Equity Portfolio, the Fund's total exposure to a given issuer or country may exceed such percentage. While the Emerging Markets Debt Portfolio will invest primarily in U.S. dollar-denominated debt obligations, up to 20% of the assets of the Emerging Markets Debt Portfolio may be invested in non-U.S. dollar-denominated securities.

         Credit Quality. The Emerging Markets Debt Portfolio may invest in securities of any credit rating, including securities rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") (e.g., securities rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Group ("S&P")) or unrated securities that are deemed to be of comparable quality by the Fund's investment sub-adviser. The Emerging Markets Debt Portfolio will not invest more than 15% of its assets in securities rated below B- at the time of acquisition. Under normal market conditions, the Sub-Adviser intends to maintain an a minimum weighted average portfolio rating for the Emerging Markets Debt Portfolio of BB-or higher. Debt securities rated below investment grade are commonly known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

         Lower-grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse effect on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

         The prices of debt securities are generally inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade debt securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade debt securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

         The Fund is not required to dispose of a security if a rating agency or the Sub-Adviser downgrades its assessment of that security. In determining whether to retain or sell a security that a rating agency or the Sub-Adviser has downgraded, the Sub-Adviser may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold, and the rating, if any, assigned to the security by other ratings agencies. When the Sub-Adviser believes it to be in the best interests of the Fund's shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

         The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in unrated lower grade securities, the Fund's ability to achieve its investment objectives will be more dependent on the Sub-Adviser's credit analysis than would be the case when the Fund invests in rated securities.

         Please refer to Appendix A to the SAI for more information regarding Moody's and S&P's ratings of fixed-income securities.

         Maturity and Duration. The Emerging Markets Debt Portfolio may invest in securities of any maturity or duration, and is not subject to any limitations with respect to the maturity or duration of the portfolio generally.

         Emerging Markets Debt Portfolio Contents. The Emerging Markets Debt Portfolio will be composed primarily of the following securities:

         Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of government issuers. The Emerging Markets Debt Portfolio will invest at least 60% of its assets in U.S. dollar-denominated sovereign debt obligations of Emerging Market Issuers. For purposes of the Fund's investment policies, sovereign debt obligations may include: (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and their political subdivisions, (ii) debt securities issued or guaranteed by quasi-governmental and supranational entities, such as the World Bank or the Asian Development Bank (iii) debt securities issued by entities owned, controlled or sponsored by governments or quasi governmental or supranational entities, (iv) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers and (iv) loan participations in which governmental or quasi-governmental or supranational entities are the underlying obligors. Investment in sovereign debt can involve a high degree of risk. In addition to other risks of fixed income securities, sovereign debt instruments are subject to the risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. The Emerging Debt Portfolio's investments in sovereign debt instruments currently may include, but are not limited to, fixed rate, floating rate, zero-coupon and inflation linked bonds and notes.

         Corporate Debt Obligations. The Emerging Markets Debt Portfolio may invest up to 20% of its assets in corporate debt obligations, including corporate debt obligations of Emerging Market Issuers and, to a lesser extent, other issuers. Such debt obligations may be denominated in U.S. dollars or local currencies. Corporate debt obligations generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest
(coupon) payments will be made over the life of the security. Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Emerging Debt Portfolio's investments in corporate debt obligations currently may include, but are not limited to, fixed rate, floating rate, zero-coupon and inflation linked bonds and notes.

         Loan Participations and Assignments. The Emerging Markets Debt Portfolio may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions. The Emerging Markets Debt Portfolio's investments in loans in most instances will be in the form of participations in loans or assignments of all or a portion of loans from third parties. The Emerging Markets Debt Portfolio's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of the payments from the borrower. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Sub-Adviser to be creditworthy.

         When the Emerging Markets Debt Portfolio purchases assignments from lenders the Fund will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment.

         Eurodollar and Yankee Dollar Obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit, time deposits and debt issues issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign sovereign and non-governmental issuers, including foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign sovereign and non-governmental issuers. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk.

         Brady Bonds. Brady Bonds are emerging market securities created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

         Zero-Coupon and Payment-In-Kind ("PIK") Bonds. Certain debt obligations purchased by the Fund may take the form of zero-coupon bonds. A zero-coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero-coupon bond is normally issued and traded at a deep discount from face value. Zero-coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. Deferred interest bonds are bonds that remain zero-coupon bonds until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred interest bonds are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero-coupon obligations, PIK bonds also carry additional risk as holders of these types of securities receive no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults the Fund may obtain no return on its investment.

         Convertible Securities. A convertible security is a preferred stock, bond or other security that may be converted into or exchanged for a prescribed amount of common stock, fixed income security or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

         Warrants. The Emerging Markets Debt Portfolio may seek to gain exposure to debt obligations of Emerging Market Issuers through warrants. Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its debt securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods.

         Restricted and Illiquid Securities. The Emerging Markets Debt Portfolio may invest in unregistered or otherwise restricted securities. Under normal market conditions, the Sub-Adviser does not intend to invest more than 10% of the Emerging Markets Debt Portfolio in illiquid securities. See "--Other Investments--Restricted and Illiquid Securities."

         Asset-Backed Securities. The Emerging Markets Debt Portfolio may invest in asset-backed securities, which are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generically called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, financial assets brought into a pool according to specific diversification rules. An SPV is a company founded for the purpose of securitizing these claims and its assets are comprised of this diversified asset pool. On this basis, marketable securities are issued which, due to diversification, generally represent a lower level of risk than the underlying assets individually. The redemption of the securities issued by the SPV takes place out of the cash flow generated by the collected claims. An SPV may issue multiple securities with different priorities to the cash flows generated and the underlying assets. Asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, other governmental issuers or by private issuers. Types of asset-backed securities include collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized mortgage obligations (CMOs). The types of assets that may underlie these instruments include, but are not limited to automobile loans, credit card receivables, equipment leases (including aircraft), franchise loans, student loans, commercial and residential mortgage loans and catastrophe bonds.

         Credit-Linked Notes. The Emerging Markets Debt Portfolio may invest in credit-linked notes ("CLN"), a form of debt note where the payment of principal is based on the performance of a specified reference obligation. Credit-linked notes are typically collateralized with a portfolio of high quality debt obligations. Credit-linked notes are issued from a trust or other SPV that pays a fixed or floating coupon during the life of the note. At maturity, note holders receive par unless the referenced credit obligation defaults or declares bankruptcy, in which case they receive an amount determined by the recovery rate. Transactions in CLNs involve certain risks, including the risk that the seller may be unable to fulfill the terms of the instrument. In addition to the credit risk of the reference obligation and interest rate risk, the buyer of the CLN is subject to counterparty risk.

         Indexed Securities. The Emerging Markets Debt Portfolio may invest in indexed securities, which are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates.

         Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation. The Emerging Markets Debt Portfolio may invest in inflation-indexed securities issued by the U.S. Treasury, foreign governments or other entities. These are fixed income securities whose principal value is periodically adjusted according to the rate of inflation in a particular reference country. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Emerging Markets Debt Portfolio may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by the Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. The Fund's investments in indexed securities, including inflation-indexed securities, may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets to generate the cash necessary to distribute to its Common Shareholders all of its income and gains and therefore to eliminate tax liability at the Fund level.

         Structured Notes. Unlike derivatives whose entire value is dependent on an underlying security, index, currency or reference rate, structured notes are hybrids, having components of debt instruments and derivatives intertwined. Rather than paying a fixed or floating coupon, the interest payments, redemption value and final maturity of structured notes can be affected by the derivatives embedded in the note. While the issuer and purchaser of a structured note can mutually agree upon virtually any type of structure, most structures contain embedded options, primarily in the form of caps, floors, or call features. Owners of structured notes with call features and/or caps on coupon resets have sold an option (or a series of options) to the issuer of the structured note and thus are subject to those risks applicable to writing option.

         Derivatives. As an alternative to holding investments directly, the Emerging Markets Debt Portfolio may also seek to obtain investment exposure to debt securities of Emerging Market Issuers through the use of derivative instruments (including forwards, swaps, options, futures, options on futures or other financial instruments, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in debt securities of Emerging Market Issuers. The Emerging Markets Debt Portfolio may also, but is not required to, use various derivative instruments and transactions to facilitate portfolio management and mitigate risks.

Option Strategy

         In furtherance of the Fund's investment objectives, the Fund intends to engage in an Option Strategy of writing (selling) call options to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of Common Shares. Initially, the Fund will write call options with respect to all or a portion of the value of the Emerging Markets Equity Portfolio on broad-based stock indices or ETFs that replicate broad-based stock indices. The Sub-Adviser will vary the Option Strategy over time in response to market conditions.

         Under the Option Strategy, initially the Fund will write (sell) call options primarily on the MSCI Emerging Markets Index, but may from time to time write call options on other equity indices as well. Specifically, the Sub-Adviser initially expects to typically write call options on ETFs, primarily the iShares MSCI Emerging Markets ETF, and other similar instruments designed to correlate with the performance of the applicable equity index. Under the Option Strategy, the Fund will write call options having an aggregate notional value not to exceed the net asset value of the Emerging Markets Equity

Portfolio. The Sub-Adviser will actively manage the Fund's index option positions and the amount of the notional value of the options as a percentage of the Emerging Markets Equity Portfolio may vary significantly over time based on market conditions. Initially, the Fund intends to write index options having an aggregate notional value of approximately [25%-50%] of the net asset value of the Emerging Markets Equity Portfolio. The Sub-Adviser will vary this percentage over time in response to market conditions. In determining whether to write equity index options on indices other than the MSCI Emerging Markets Free Index, the Sub-Adviser will consider: (i) the risk profile of the Emerging Markets Equity Portfolio, (ii) market factors, such as current market levels and volatility, and (iii) options-specific factors, such as premium/cost, exercise price and time to expiration. The Fund also may utilize other option strategies, including writing call options on individual equity securities, depending on market conditions.

         As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

         The Fund will "cover" its written equity index option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written). The Sub-Adviser will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Emerging Markets Equity Portfolio. In doing so, the Sub-Adviser will consider the Emerging Markets Equity Portfolio's equity holdings, including net assets, industry and sector weightings, and historic volatility. The Option Strategy involves significant risk that the initial value and/or changes in value of the indices underlying the Fund's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in Emerging Markets Equity Portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant. The Fund cannot guarantee that the Option Strategy will be effective. See "Risks--Risks Associated with Writing Index Options."

         The Fund will generally sell unlisted, over-the counter call options. The Fund may also write (sell) options that are issued, guaranteed and cleared by the OCC and are traded on U.S. options exchanges. In general, the Fund will primarily write (sell) index options that are "European style," meaning that the options may be exercised only on the expiration date. However, the Fund may from time to time sell index options that are "American style," meaning that the options may be exercised at any point up to and including the expiration date.

         The Fund will generally write (sell) index options that are "out-of-the-money" or "at-the-money" at the time of sale. Out-of-the-money call options are call options with an exercise price that is above the current cash value of the index and at-the-money call options are call options with an exercise price that is equal to the current cash value of the index. In addition to providing possible gains through premiums, out-of-the money index options allow the Fund to potentially benefit from appreciation in the equity securities held by Emerging Markets Equity Portfolio to the extent the Emerging Markets Equity

Portfolio is correlated with the applicable index, up to the exercise price. The Fund generally will write out-of-the-money call options where the exercise price is not more than [5]% higher than the cash value of the index at the time of sale, although the Fund reserves the right to sell index options that are more deeply out-of-the-money as the Sub-Adviser deems necessary or appropriate based upon market conditions and other factors. The Fund also may sell index call options that are "in-the-money" (i.e., those with an exercise price below the cash value of the index at the time of sale) and will generally limit these to call options where the exercise price is not more than [5]% lower than the cash value of the index. The Fund may sell call options that are more deeply in-the-money as the Sub-Adviser deems necessary or appropriate based upon market conditions and other factors. When the prices of the equity index upon which a call option is written change, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to pay the amount due on the contract upon the purchaser's exercise of the option.

         For conventional listed options, the option's expiration date can be up to nine months from the date the options are first listed for trading. Longer-term options can have expiration dates up to three years from the date of listing. Initially, the Fund expects that it will write index options with average terms to expiration of one month. The Fund reserves the right to sell index options of both longer and shorter terms.

         Call options (excluding OTC and foreign-listed call options) on certain broad-based stock indices generally qualify for treatment as "section 1256 contracts," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), on which capital gains and losses are generally treated as 60% long-term and 40% short-term regardless of holding period

         Put Options. Put options are contracts that give the holder of the option, in return for payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium. The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund holds a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

         The Fund may write (sell) covered put options as a means of acquiring a portfolio security, closing out an existing option position or seeking to generate option premiums. Writing put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

         The Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio in order to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline. The Fund may also buy or sell put options on individual securities.

Other Investments and Investment Strategies

         Foreign Currency Forward Contracts and Other Foreign Currency Transactions. The Fund may, but is not required to, enter into foreign currency exchange contracts for purposes of gaining exposure to the currency of an emerging market country or to hedge against fluctuations in foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into deliverable and non-deliverable forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         The Fund also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

         The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities. When required by law, the Fund will segregate liquid assets in an amount equal to the net amounts of the Fund's currency exposure under its forward contracts. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

         Although the Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

         The Fund may, from time to time, seek to gain exposure to the currency of an emerging market country or to hedge against fluctuations in foreign exchange rates through the use of other derivative instruments and transactions, including currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

         The use of deliverable and non-deliverable forward contracts to purchase or sell foreign currencies is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of currency values, interest rates, and other applicable factors, the investment performance of the Fund would be unfavorably affected.

         Restricted Securities and Illiquid Securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. The Emerging Markets Equity Portfolio may invest in other securities, whether or not such securities are restricted, for which there is no readily available trading market or are otherwise illiquid.

         Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), provides a non-exclusive safe harbor exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities ("Rule 144A Securities") to certain qualified institutional buyers. Certain Rule 144A Securities may be deemed to be liquid in accordance with procedures adopted by the Board of Trustees. The Fund may invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Sub-Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. The Fund may also acquire securities and instruments through private placements under which it may agree to contractual restrictions on the resale thereof. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         It may be difficult to sell illiquid investments at a price representing their fair value until such time as such investments may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

         Investment Companies and Other Pooled Investment Vehicles. The Fund may invest in securities of other open-end or closed-end investment companies to the extent permitted by the 1940 Act. These investments may include securities of exchange-traded funds ("ETFs"). ETFs generally are passively managed and seek to track or replicate a desired index. The Fund may also invest in other pooled investment vehicles, including those offered by Wellington Trust Company, NA, an affiliate of the Sub-Adviser, the investment objectives of which are consistent with those of the Emerging Markets Equity Portfolio or Emerging Markets Debt Portfolio.

         Investments in other investment companies and other pooled investment vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled investment vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

         Short Sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund may also make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. See "Investment Objectives and Policies--Short Sales" in the Fund's SAI.

         Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

         Swap agreements allow for a wide variety of transactions. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.
The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         o Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

         o Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

         o Currency swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

         o Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

         The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

         Strategic Transactions and Derivatives. In addition to the Fund's Option Strategy and the derivatives instruments and strategies described elsewhere in this prospectus, the Fund may, but is not required to, use various strategic transactions described below to obtain investment exposure to its principal investment categories, facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

         The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the

Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gain, although the Fund will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. The use of Financial Leverage by the Fund, if any, may limit the Fund's ability to use Strategic Transactions.

         Additional information regarding Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the oversight of the Investment Adviser and the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, in the opinion of the Sub-Adviser, this risk is not significantly increased by entering into reverse repurchase agreements. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

         Dollar Roll Transactions. Borrowings may be made by the Fund through dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and, in some cases, even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. The law regarding the rights of the Fund in the event the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise any voting or other beneficial rights on loaned securities. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e., income other than qualified dividend income).

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Temporary Defensive Investments

         At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a "temporary defensive period"), the Fund may, without limitation, hold cash or invest its assets in investment grade debt securities or money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary defensive period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objectives during a temporary defensive period.

Portfolio Turnover

         The Fund will buy and sell securities to seek to accomplish its investment objectives. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Investment Restrictions

         The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund.

                           USE OF FINANCIAL LEVERAGE

         Under current market conditions, the Fund does not anticipate utilizing financial leverage. However, the Fund is authorized to utilize financial leverage through the issuance of senior securities such as preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings"), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively "Financial Leverage"). If market conditions were to change such that the Sub-Adviser believed that Financial Leverage would be potentially beneficial to the holders of the Common Shares, the Fund may in the future employ Financial Leverage in an amount that is not expected to exceed 33% of the Fund's total assets; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also utilize Borrowings in excess of such limit for temporary purposes such as the settlement of transactions. So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. Any such use of Financial Leverage would not require the vote of the Common Shareholders, but would be required to be approved by the Fund's Board of Trustees. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Borrowings

          As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the Borrowing, the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.

         The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. If the Fund utilizes Borrowings, the Common Shareholders will bear the offering costs of the issuance of any Borrowings.

         Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

         Any offering of Preferred Shares is subject to market conditions and the Fund's receipt of a top credit rating on the Preferred Shares from one or more NRSROs (most likely Moody's and/or Fitch Ratings ("Fitch")). The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's or Fitch. See "Appendix A--Ratings of Investments" in the SAI.

         Because the aggregate liquidation preference of Preferred Shares would have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities and costs attributable to

Preferred Shares will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities" to
(ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

         In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.

         If Preferred Shares are outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

         The Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Sub-Adviser from managing the Fund's assets in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the NRSROs would impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Preferred Shares.

Reverse Repurchase Agreements

         Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act. See "Investment Objectives and Policies--Other Investment Strategies and Techniques--Reverse Repurchase Agreements."

Effects of Financial Leverage

         If market conditions were to change such that the Sub-Adviser believed that Financial Leverage would be potentially beneficial to the holders of the Common Shares, assuming (1) that the Fund issues Preferred Shares which represent in the aggregate approximately [33]% of the Fund's total assets after such issuance, and (2) the Fund will pay dividends on such Preferred Shares at an annual average rate of [o]%, then the income generated by the Fund's portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately [o]% to cover such dividend payments specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual dividend rates may vary frequently and may be significantly higher or lower than the rate estimated above.

         The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately [33]% of the Fund's total assets after such issuance and the Fund's currently projected Preferred Share dividend or other Financial Leverage interest rate of [o]%. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return ......  (10.00)%    (5.00)%  0.00%  5.00%  10.00%
Common Share total return ...........      [o]%       [o]%   [o]%   [o]%    [o]%

         Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the Fund's Common Shares, the value of which will be determined by market and other factors.

         During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Investment Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's managed assets which may create a conflict of interest between the Investment Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund's Common Shareholders will bear the cost of the Fund's fees and expenses.

         Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

Interest Rate Transactions

         In connection with any such use by the Fund's of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's Financial Leverage.

         The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund's receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

         The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.


                                    RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

         The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

         The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

Investment and Market Discount Risk

         An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Foreign Securities Risk

         Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

         o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

         o many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

         o adverse effect of currency exchange rates or controls on the value of the Fund's investments;

         o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

         o economic, political and social developments may adversely affect the securities markets;

         o withholding and other non-U.S. taxes may decrease the Fund's return.

         There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

         The economies, social issues and political climates in individual foreign countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

         Many of the risks associated with foreign securities may also apply to depositary receipts, including ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk

         Investing in the securities of Emerging Market Issuers involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

         The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

         In addition, the inter-relatedness of the economies in emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging country markets, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

         Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

         Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

         Investment and Repatriation Restrictions. Foreign investment in certain emerging country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

         Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Sovereign Debt Obligations Risk

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There may be no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

         Investments in emerging market countries' government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

         Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Investments in emerging market countries' government debt securities involve currency risk. Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. Governments that issue sovereign debt obligations may engage in certain techniques to control


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the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt obligations are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devaluate their currencies. The liquidity and market values of the Fund's investments in debt obligations of issuers located in emerging market countries may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

Currency Risks

         The Fund will invest in securities of issuers located in emerging market countries that are denominated in the local currency and may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund.

         The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

         Since the Fund will invest in securities of issuers located in emerging market countries that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.

Common Stock Risk

         The Fund may invest in common stocks. Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


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Fixed Income Securities Risks

         Debt securities are subject to certain risks, including:

         Issuer Risk. The value of credit-related obligations may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

         Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

         Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

         Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing the Fund to incur capital loss and/or to reinvest in lower yielding obligations. This is known as call or prepayment risk. Certain debt obligations have call protection features that permit the issuer to redeem the security or instrument prior to a stated date only if certain prescribed conditions are met ("call protection"). An issuer may redeem a security or instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Corporate bonds typically have limited call protection. Loans typically have little or no call protection. For premium bonds and premium loans (bonds and loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

         Reinvestment Risk. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments. A decline in income could affect the Common Shares' distribution rate and their overall return.

         Holding long duration and long maturity investments will expose the Fund to certain magnified risks, including interest rate risk, credit risk and liquidity risks as discussed herein.

Lower Grade Securities Risk

         The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality (rated below investment grade by a nationally recognized securities rating organization (e.g., below Baa3- by Moody's or below BBB- by S&P) or, if unrated, determined by the Sub-Adviser to be of comparable quality). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." The value of lower grade securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers,


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which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than if the Fund owned only higher grade securities.

         The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Some of the emerging country debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody's or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Option Strategy Risks

         There are various risks associated with the Option Strategy. The purchaser of an index call option written (sold) by the Fund has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

         The Sub-Adviser will attempt to maintain for the Fund written option positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Emerging Markets Equity Portfolio. In doing so, the Sub-Adviser will consider data relating to the Fund's equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


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


         The Option Strategy involves significant risk that the initial value and/or changes in value of the indices underlying the Fund's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Emerging Markets Equity Portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

         OTC Options Risk. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

         Exchange-Traded Options Risk. The hours of trading for index options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for the securities underlying the index option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option's expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

         The Fund's transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Investment Adviser, the Sub-Adviser or their respective affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

         In addition, no assurance can be given that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or


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


unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Risks of Certain Other Debt Securities

         Certain debt securities in which the Emerging Markets Debt Portfolio may invest are subject to additional risks.

         Eurodollar and Yankee Dollar Risk. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

         Brady Bonds Risk. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

         Zero-Coupon Bonds and PIK Bonds Risk. Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. PIK bonds also carry additional risk as holders of these types of securities receive no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults the Fund may obtain no return on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal tax law requires the holder of certain zero-coupon and PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Preferred Securities Risk

There are special risks associated with investing in preferred equity securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a


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preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk

         The Fund may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities rank below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Loan Participation and Assignment Risk

         In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender


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and may not benefit from any set-off between the lender and the borrower.
Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired.

         The Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Asset-Backed Securities Risk

         The Fund may invest in certain asset-backed and structured credit securities, including CDOs, CLOs, CBOs and CMOs. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by an SPV. The underlying assets (e.g., debt obligations) of an asset backed security are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the SPV. The value of asset-backed securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made.

Credit-Linked Notes Risk

         Through the purchase of a CLN, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the CLN in the full amount of the purchase price of the CLN. The issuer of a CLN normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in a CLN has the right to receive periodic interest payments from the issuer of the CLN at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, to receive a return of principal at the maturity date. CLNs are subject to the credit risk of the reference securities underlying the CLN. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

         CLNs typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the CLN will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the CLN. The market for CLNs may suddenly become illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for CLNs. In certain cases, a market price for a CLN may not be available.

Swaps Risk

         The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied. Swap transactions involve greater risks than if the Fund had invested in the reference obligations directly.

Smaller Capitalization Risk

         Certain of the issuers in which the Fund may invest may have comparatively smaller capitalizations. The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies and may be more vulnerable to adverse general market or economic developments. Investments in smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than investments in larger companies. In addition, securities of smaller capitalization companies may not be widely followed by the investment community, which may result in reduced demand for these securities.

Income Risk

         The interest the Fund earns from its investments can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from the Fund could drop as well. The Fund's income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent that the Fund's investments include floating-rate instruments.

Inflation and Deflation Risk

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to Common Shareholders.

         Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Derivatives Risk

         In addition to certain derivative instruments which are described in more detail herein, the Fund may, but is not required to, utilize options, forwards, futures contracts, options on futures contracts and other derivatives instruments, for income, hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than the risks described above related to the Fund's option writing strategy.


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


         If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

         The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Risks inherent in the use of options, forwards, futures contracts and options on futures contracts and other derivative instruments include:

         o dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques.

         See "Investment Objectives and Policies--Derivative Instruments" in the Fund's SAI for additional information regarding the risks inherent in the use derivative instruments by the Fund.

Illiquid Securities Risk

         The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Other Investment Companies and Pooled Investment Vehicles Risk

         As an investor in an investment company or other pooled investment vehicle, the Fund will bear its ratable share of that investment company's or other pooled investment vehicle's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies or other pooled investment vehicles. In addition, the securities of other investment companies or other pooled investment vehicles may be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

Financial Leverage Risk

         Although, under current market conditions, the Fund does not anticipate utilizing Financial Leverage to seek to enhance the level of its current distributions, the Fund is authorized to utilize Financial Leverage. If market conditions were to change such that the Sub-Adviser believed that Financial Leverage would be potentially beneficial to the holders of the Common Shares, the Fund may in the future employ Financial Leverage in an amount that is not expected to exceed 33% of the Fund's total assets. Although the use of Financial Leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses.

         Financial Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of the Preferred Shares by the Fund, to leverage the Common Shares. Financial Leverage is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses Financial Leverage. For example, Financial Leverage may cause greater swings in the Fund's net asset value or cause the Fund to lose more than it invested. The Fund will also have to pay interest or dividends on its Financial Leverage, reducing the Fund's return. This expense may be greater than the Fund's return on the underlying investment. There is no assurance that a Financial Leveraging strategy will be utilized or that, if utilized, such strategy will be successful.

         If Financial Leverage is employed, the net asset value and market value of the Common Shares will be more volatile, and the yield to the Common Shareholders will tend to fluctuate with changes in the shorter-term interest rates on the Financial Leverage. If the interest rate on the Financial Leverage approaches the net rate of return on the Fund's investment portfolio, the benefit of Financial Leverage to the holders of the Common Shares would be reduced. If the interest rate on the Financial Leverage exceeds the net rate of return on the Fund's portfolio, the Financial Leverage will result in a lower rate of return to the Common Shareholders than if the Fund were not leveraged. The Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to any Financial Leverage. Accordingly, the Fund can not assure you that the use of Financial Leverage would result in a higher yield or return to the holders of the Common Shares.

         Any decline in the net asset value of the Fund's investments will be borne entirely by the Common Shareholders, which increases the risk of loss to the Common Shares. Therefore, if the market value of the Fund's portfolio declines, the Financial Leverage will result in a greater decrease in net asset value to the Common Shareholders than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. In extreme cases, the Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on any Preferred Shares issued. In addition, the Fund's current investment income might not be sufficient to meet the interest payments on indebtedness or the dividend requirements on any Preferred Shares. In order to counteract such events, the Fund might need to reduce its indebtedness and to liquidate investments or to unwind Strategic Transactions in order to fund a redemption of some or all of the Preferred Shares or to comply with rating agency requirements. Liquidation at times of low security prices may result in capital losses and may reduce returns to the Common Shareholders.

         While the Sub-Adviser may from time to time consider reducing the Fund's use of Financial Leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Sub-Adviser will actually reduce the Fund's Financial Leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Sub-Adviser were to reduce the Fund's use of Financial Leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in Financial Leverage would likely reduce the income and/or total returns to holder of Common Shares relative to the circumstance where the Sub-Adviser had not reduced the Fund's use of Financial Leverage. The Sub-Adviser may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce the Fund's use of Financial Leverage as described above. When the Fund uses Financial Leverage, the investment advisory fees payable to the Investment Adviser and the Sub-Adviser will be higher than if the Fund did not use Financial Leverage. Therefore, there may be a conflict of interest.

         Certain types of Financial Leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares, Borrowings or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Adviser does not believe that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Portfolio Turnover Risk

         The Fund's annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Taxation."

Short Sale Risk

         The Fund may sell securities short. Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero. The use of short sales is in effect a form of leveraging the Fund's portfolio that could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns. The Fund may not always be able to close out a short position at a particular time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Repurchase Agreement Risk

         With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Management Risk

         The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's portfolio of securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Current Developments

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions

         The Fund's Certificate of Trust, Agreement and Declaration of Trust and Bylaws (the "Governing Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents.

                            MANAGEMENT OF THE FUND

Trustees and Officers

         The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

The Investment Adviser

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser acts as investment adviser to a number of closed-end and open-end investment companies. As of May 31, 2007, Claymore entities have provided supervision, management, servicing or distribution on approximately $17 billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds

         Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund's Sub-Adviser; provides personnel, including certain officers required for the Fund's administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

         As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [o]% of the Fund's average daily Managed Assets (from which the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [o]% of the Fund's average daily Managed Assets). "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any Borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.

         A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund's initial [semi-]annual report to shareholders, for the period ending [o], 2007.

         In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Sub-Adviser

         Wellington Management Company, LLP serves as the Fund's investment sub-adviser pursuant to an investment sub-advisory agreement between the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"), and is responsible for the day-to-day management of the Fund's portfolio. Wellington is a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington is registered with the SEC as an investment adviser. Founded in 1928, Wellington is one of America's oldest investment management firms. Based in Boston with nine affiliate offices in the United States and around the world, Wellington Management provides investment services to many of the world's leading public and private institutions. As of March 31, 2007, Wellington had client assets under management totaling over $573 billion, including approximately $25 billion in emerging markets assets.

         Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees and the Investment Adviser, is responsible for the day-to-day management of the Fund's portfolio of securities.

         As compensation for the Sub-Adviser's services, the Investment Adviser pays the Sub-Adviser fee, payable monthly, in an annual amount equal to [o]% of the Fund's average daily Managed Assets.

         A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund's initial [semi-]annual report to shareholders, for the period ending [o], 2007.


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


Portfolio Management

         The Sub-Adviser is responsible for the day-to-day management of the Fund's portfolio of securities. In managing the Emerging Markets Equity Portfolio, the Sub-Adviser will draw upon the experience and expertise of its Emerging Markets Equity Portfolio Management Team, which includes nine dedicated investment professionals whose combined experience averages fifteen years and is led by Vera M. Trojan, CFA. In managing the Emerging Markets Debt Portfolio, the Sub-Adviser will draw upon the experience and expertise of its Emerging Markets Debt Portfolio Management Team, which includes nine dedicated investment professionals whose combined experience averages thirteen years and is led by Jim W. Valone, CFA. In making decisions regarding the allocation of the Fund's assets between the Emerging Markets Equity Portfolio and Emerging Debt Portfolio, the Sub-Adviser will draw upon the experience and expertise of its Asset Allocation Team, which includes twelve dedicated investment professionals whose combined experience averages twelve years and is led by Scott M. Elliott and Evan S. Grace, CFA. Gordon R. Lawrence, CFA will be responsible for the management of the Fund's Option Strategy.

         Scott M. Elliott - Asset Allocation Coordinator. Scott M. Elliott is a Senior Vice President and Director of Asset Allocation Strategies at Wellington Management Company, LLP. As director of asset allocation strategies, Mr. Elliott oversees Wellington Management's active and strategic asset allocation efforts. He manages global balanced, asset allocation, and commodity portfolios for mutual fund sponsors and institutional clients around the world. The Asset Allocation Strategies Group also assists clients in developing their long-term asset allocation policies. Mr. Elliott is a frequent lecturer at industry conferences on issues related to asset allocation policy. Mr. Elliott is a member of the firm's Global Equity, Global Bond, and Global Balanced Strategy Groups. Prior to joining Wellington Management in 1994, Mr. Elliott worked at Callan Associates where he was the head of Quantitative Consulting (1990 -
1993). Mr. Eliott received his MA in economics and statistics from the University of Illinois (1989) and his BA in economics and sociology, with honors, from Illinois State University (1985).


         Evan S. Grace, CFA - Asset Allocation Coordinator. Evan S. Grace, CFA is Vice President and Director, Asset Allocation Research at Wellington Management Company, LLP. As director of Asset Allocation Research, Mr. Grace leads the development of global active asset allocation models. He also assists in the management of asset allocation portfolios, is a member of the Asset Allocation Strategy Group, and is the chair of the Global Equity Strategy Group. Prior to joining Wellington Management in 2003, Mr. Grace headed both the Equity Quantitative Research and the Asset Allocation Portfolio Management teams at State Street Research (1993 - 2003). He received his MA in economics from Brown University (1992) and his BS in mathematics and economics from Union College
(1991). He holds the Chartered Financial Analyst designation, and is a member of the CFA Institute, the Boston Security Analysts Society (BSAS), and the Chicago Quantitative Alliance (CQA).

         Vera M. Trojan, CFA - Emerging Markets Equity Portfolio Manager. Vera
M. Trojan, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management Company, LLP. Ms. Trojan oversees Wellington Management investment efforts in emerging equity markets and is a portfolio manager of Emerging Market Equity portfolios. She monitors investment opportunities in more than 30 countries in Latin America, Asia, Central and Eastern Europe, the Middle East, and Africa. Ms. Trojan is also a member of the firm's Global Equity Strategy Group, which develops country and industry investment strategy based on valuation disciplines, economics, earnings forecasts, and market liquidity conditions. Prior to joining the firm in 1989 as an asset allocation analyst, Ms. Trojan worked at Brown Brothers Harriman in New York (1987 - 1989), where she assessed international financial markets, policies, and economics. Before business school, she placed international bonds at C.S. First Boston (1983 -
1985) and taught economics at the University of East Asia in Macau (1982 -
1983). Ms. Trojan
earned her MBA from Harvard Business School (1987) and her AB in economics from Princeton University (1982). She holds the Chartered Financial Analyst designation and is a member of the Boston Committee on Foreign Relations and the New York-based Council on Foreign Relations. She is also a member of the Executive Committee of the Russell 20:20.

         Jim W. Valone, CFA - Emerging Markets Debt Portfolio Manager. Jim W. Valone, CFA is a Senior Vice President and Fixed Income Portfolio Manager at Wellington Management Company, LLP. Mr. Valone is a fixed income portfolio manager and chair of Wellington Management's Emerging Markets Debt Strategy Group; he and his team manage client portfolios invested in the emerging debt and currency markets. Mr. Valone's team manages emerging markets debt portfolios for a wide range of investors that include insurance companies, mutual funds, endowments, and central banks. Mr. Valone is also a member of the firm's Global Bond, Core Bond Plus, and Currency Strategy Groups, where he is responsible for providing emerging markets debt strategy recommendations. Prior to joining the firm in 1999, Mr. Valone was an emerging markets debt portfolio manager at Baring Asset Management (1997 - 1999). He also worked at Fidelity Investments as an emerging markets debt portfolio manager and regional analyst covering Latin America (1989 - 1997) and at Northwest Quadrant, Inc. in Newport Beach, California, where he was a portfolio manager (1985 - 1987).

         Gordon R. Lawrence, CFA - Options Overlay Manager. Gordon R. Lawrence, CFA is a Vice President and Equity Derivatives Strategist at Wellington Management Company, LLP. As an equity derivatives strategist in the Quantitative Investment Group, Mr. Lawrence manages and assists in the management pf a variety of derivatives overlay portfolios for the firm including options overlay and portable alpha strategies. Prior to joining Wellington Management in 2006, Mr. Lawrence worked as a senior derivatives analyst at Putnam Investments (1999
- 2006). Before that, he worked as an associate in the Fixed Income Derivatives and Debt Capital Markets Groups at Lehman Brothers (1993 - 1997). Mr. Lawrence earned his MBA with high honors from the University of Chicago (1999) and his BA, cum laude, from Williams College (1992). Additionally, Mr. Lawrence holds the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analysts Society.

         Additional information about the portfolio managers' compensation, other accounts managed by them, the ownership of securities in the Fund by each of them and other information are provided in the SAI.

                                 NET ASSET VALUE

         The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of business, usually 5:00 p.m. Eastern time, every day on which the New York Stock Exchange ("NYSE") is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

         The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.

         The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

         The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

         Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                  DISTRIBUTIONS

         The Fund intends to distribute monthly all or a portion of its investment company taxable income to holders of Common Shares. In addition, the Fund intends to distribute any net long-term capital gain to holders of Common Shares as long-term gain dividends annually. It is expected that the initial monthly dividend on the Fund's Common Shares will be declared within approximately 60 days after completion of this offering and that such dividend will be paid approximately 90 days after completion of this offering.

         The Fund expects that dividends paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain and income from certain hedging and interest rate transactions, and (ii) long-term capital gain (gain from the sale of a capital asset held longer than one year). A portion of the Fund's investment company taxable income may consist of qualified dividend income (income from certain equity investments in domestic and certain foreign corporations); however, the Fund does not expect this portion of its net investment income (and correspondingly its distributions) to be significant. The Fund cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of long-term capital gains, which are taxed at lower rates for individuals than ordinary income. For individuals, the maximum U.S. federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income, including from premiums from the Fund covered call option strategy, is currently 35%. These tax rates are scheduled to apply for taxable years beginning before January 1, 2011. The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each such distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly distribution which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

         Various factors will affect the level of the Fund's income, including the asset mix, the amount of income on the options written by the Fund, the average maturity of the Fund's portfolio, the amount of Financial Leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

         If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See "Automatic Dividend Reinvestment Plan."


                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

         Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common
Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

         The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

         In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217, phone number (718) 315-4818.

                       DESCRIPTION OF CAPITAL STRUCTURE

         The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund's Governing Documents.

Common Shares

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to Certificate of Trust, dated as of June 25, 2007. Pursuant to the Fund's Agreement and Declaration of Trust, dated as of June 25, 2007, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If


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the Fund issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "--Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         Any additional offerings of Common Shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding voting securities.

         The Fund's Common are expected to be approved for listing on the NYSE, subject to notice of issuance, under the symbol "[o]."

         The Fund's net asset value per share generally increases and decreases based on the market value of the Fund's securities. Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds."

Preferred Shares

         The Governing Documents authorize the issuance of an unlimited number of Preferred Shares, par value $0.01 per share, in one or more series, with rights as determined by the Board of Trustees. Such shares may be issued by action of the Board of Trustees without the approval of the Common Shareholders. Any such offering of Preferred Shares is subject to market conditions, a credit rating of AAA/Aaa from one or more NRSROs (most likely Moody's and/or Fitch), and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Governing Documents) if and when it authorizes a Preferred Shares offering, the Board expects that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as seven or 28 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

         Limited Issuance of Preferred Shares. The issuance of Preferred Shares is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund's ability to declare cash dividends or other distributions on Common Shares under certain circumstances. See "Use of Financial Leverage" and "Risks--Financial Leverage Risk."

         Distribution Preference. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.


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


         Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the SAI or the Governing Documents and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class. Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

         Redemption, Repurchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Financial Leverage."

Borrowings

         The Fund's Governing Documents provide that the Fund's Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. Any such Borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33(1)/3% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. In addition, agreements related to such Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. Any Borrowing by the Fund, other than for temporary purposes, would constitute Financial Leverage and would entail special risks to the Common Shareholders.

                    ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.


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


         In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

         The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

         o the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."


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


                            CLOSED-END FUND STRUCTURE

         Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

         However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares and Tender Offers

         In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Sub-Adviser, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund may consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

         There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

         Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's


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



expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Investment Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investments). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

         The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a "RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

         (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership").

         (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

         As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

         The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder's gross income.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of U.S. Common Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

         Distributions. Distributions paid to you by the Fund from its net capital gains, if any, that the Fund designates as capital gain dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         In the case of corporate shareholders, ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund's income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Fund as qualified dividend income. In general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deductions.

         Any distributions you receive that are in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         Sale of Common Shares. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares.

         Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

         Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter).

         Backup Withholding. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

                                  UNDERWRITING

         [ ] are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in an underwriting agreement dated the date of this prospectus (the "Underwriting Agreement"), each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.



Underwriters                                                  Shares
------------                                                  ------
[            ] ........................................

         Total .............................................

         The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

          The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not to exceed $ per Common Share. The sales load the Fund will pay of $.90 per share is equal to 4.50% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not to exceed $ per Common Share on sales to other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before , 2007. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

         The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

         The Fund, the Investment Adviser and the Sub-Adviser have agreed that, for a period of 180 days after the date of this prospectus, they will not, without the prior written consent of [ ], on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. [ ], in its sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.

         Prior to this offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Investment Adviser and the Sub-Adviser and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Shares will develop and continue after this Offering. The Common Shares have been authorized for listing on the NYSE, subject to official notice of issuance, under the ticker symbol "[o]."

         The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares:

                                                  Paid by the Fund
                                                  ----------------
                                         No exercise               Full exercise
                                         -----------               -------------
Per share                                    $[o]                        $
Total                                        $[o]                        $

         The Fund has agreed to pay the Underwriters $[o] per Common Share as a partial reimbursement of expenses incurred in connection with the offering in the amount of $ or [o]% of the total public offering price of the Common Shares sold in this offering. The Investment Adviser and Sub-Adviser have agreed to pay
(i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load, but including the partial reimbursement of underwriter expenses) that exceed $[.04] per common share.

         Claymore Securities will provide distribution assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund's marketing material and assistance in presentations to other underwriters and selected dealers. Claymore Securities may pay compensation to its employees who assist in marketing securities In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $[.04] per Common Share, the Fund will pay up to [.15]% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to Claymore Securities as payment for its distribution assistance. Accordingly, the amount payable by the Fund to Claymore Securities for its distribution assistance will not exceed % of the total price to the public of the Common Shares sold in this offering. Claymore Securities is a registered broker-dealer and a member of the National Association of Securities Dealers and is a party to the underwriting agreement.]

         The Investment Adviser and the Sub-Adviser (and not the Fund) have agreed to pay to [ ], from their own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's common shares in an aggregate amount of $ . The structuring fee paid to [ ] will not exceed % of the total public offering price of the Common Shares sold in this offering.

         The Investment Adviser and the Sub-Adviser (and not the Fund) may also pay certain qualifying underwriters a sales incentive fee, structuring fee or, alternatively, additional compensation in connection with the offering.

         The total amount of the Underwriter compensation payments described above, the reimbursement of Claymore Securities, Inc. and the partial reimbursement of expenses to the Underwriters will not exceed % of the total public offering price of the shares offered hereby.

         The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the reimbursement of Claymore Securities, Inc., the structuring fees or sales incentive fees and all forms of additional payments to the Underwriters and the amounts paid by the Fund to reimburse certain Underwriters and certain other expenses, will not exceed 9.0% of the total public offering price of the Common Shares sold in this offering.

         In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

         Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transaction in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

         In connection with the offering certain Underwriters may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

         The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when [ ] repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

         Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

         The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

         A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to the Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

          The Fund, the Investment Adviser and the Sub-Adviser have each agreed to indemnify the Underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

          Prior to the public offering of the Common Shares, Claymore Securities, Inc. purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

         The principal business address of [                         ] is
[                             ].  The principal business
address of [                                ] is [                         ].
The principal business address of [               ] is [                  ].
The principal business address of Claymore Securities, Inc. is 2455 Corporate Drive West, Lisle, Illinois 60532.

                    CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                          AND DIVIDEND-DISBURSING AGENT

         The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund. The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

         Claymore Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For the services, the Fund pays Claymore Advisors, LLC a fee, accrued daily and paid monthly, at the annualized rate of [ ] of the average daily Managed Assets of the Fund.

                                  LEGAL MATTERS

         Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP and for the Underwriters by [ ] in connection with the offering of the Common Shares.

                            ADDITIONAL INFORMATION

         This Prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                        PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated as of , 2007, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455 Corporate Drive West, Lisle, Illinois 60532 or by calling the Fund toll-free at (800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:

                                                                   Page
                                                                   ----
The Fund......................................................
Investment Objectives and Policies............................
Investment Restrictions.......................................
Management of the Fund........................................
Portfolio Transactions........................................
Portfolio Turnover............................................
Taxation......................................................
General Information...........................................
Appendix A: Ratings of Investments ..........................      A-1
Appendix B: Proxy Voting Policy and Procedures ..............      B-1
Report of Independent Registered Public Accounting Firm.......     FS-1
Financial Statements for the Fund.............................     FS-2

===============================================================================





                                                 Shares
                  Claymore Emerging Markets Opportunities Fund


                                  Common Shares



                                 [CLAYMORE LOGO]





                                 -------------

                                  PROSPECTUS

                                    , 2007
                                ---------------





















===============================================================================

------------------------------------------------------------------------------
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
------------------------------------------------------------------------------




                   Subject to completion, dated July 6, 2007

                 Claymore Emerging Markets Opportunities Fund
                          --------------------------
                      Statement of Additional Information

         Claymore Emerging Markets Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. he Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund cannot ensure that it will achieve its investment objectives.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated [ ], 2007. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained, without charge, by calling the Fund at (800) 345-7999.

         The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----
The Fund...........................................................
Investment Objectives and Policies.................................
Investment Restrictions............................................
Management of the Fund.............................................
Portfolio Transactions.............................................
Portfolio Turnover.................................................
Taxation...........................................................
General Information................................................
Appendix A: Ratings of Investments                                    A-1
Report of Independent Registered Public Accounting Firm............   FS-1
Financial Statements for the Fund..................................   FS-2









           This Statement of Additional Information is dated , 2007.

                                   THE FUND

         The Fund is a newly organized, diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund expects its common shares of beneficial interest, par value $0.01 (the "Common Shares"), to be listed on the New York Stock Exchange (the "NYSE"), subject to notice of issuance, under the symbol "[o]."

         As a newly organized entity, the Fund has no history of operations. Prior to the completion of the offering of Common Shares made pursuant to the prospectus and this SAI, all of the outstanding Common Shares were owned by an affiliate of the Investment Adviser. The Investment Adviser and Sub-Adviser
have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load, but including a partial reimbursement of underwriter expenses) that exceed $[.04] per common share. The Investment Adviser and the Sub-Adviser (and not the Fund) also have agreed to pay to [ ], from their own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and
distribution of the Fund's common shares in an aggregate amount of $      ,
and may also pay certain qualifying underwriters a sales incentive fee, structuring fee or, alternatively, additional compensation in connection with the offering. The Investment Adviser has agreed to reimburse the Sub-Adviser for a portion of such organizational and offering expenses incurred by the Sub-Adviser in the event that the Sub-Adviser is terminated (other than by reason of for fraud or gross negligence or other than by a vote of the Common Shareholders) within three years of the commencement of the Fund's investment operations. Such reimbursement agreement may give the Investment Adviser a financial incentive to support the continuation of the Sub-Advisory Agreement during such period.

                      INVESTMENT OBJECTIVES AND POLICIES

Additional Investments and Investment Strategies

         The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal investment strategies are discussed in the prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

         Short-Term Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

         o U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         o Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

         o Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.

         Mortgage Backed Securities and Other Mortgage-Related Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations ("CMOs"). U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

         Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities ("SMBSs") are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

         Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

                  Other mortgage-related securities in which the Fund may invest include mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

         Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in the interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

         The Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

         In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including:

         The United States residential mortgage market has recently encountered various difficulties and changed economic conditions. Delinquencies and losses with respect to residential mortgage loans generally have increased and may continue to increase, particularly in the sub-prime sector. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally. Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans.

         If a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust. Proceeds from any liquidation, insurance or condemnation proceedings generally will be available to satisfy the balance of a junior mortgage loan only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee generally may not foreclose on property securing a junior mortgage unless it forecloses subject to the senior mortgages or deeds of trust.

         Depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

         Loans. The Fund may invest a portion in loans and loan participations. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Many loans in which the Fund may invest, and the issuers of such loan, may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of such loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Sub-Adviser will consider, and may rely in part on, analyses performed by others. The Sub-Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings The Fund considers corporate loans to be below-investment debt securities if the issuer has outstanding debt securities rated below-investment grade or has no rated securities.

         Senior Loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Interbank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

         There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of a borrower's bankruptcy, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.

         Because senior loans are senior in a borrower's capital structure and are often secured by specific collateral, the Sub-Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Sub-Adviser's prior experience or that the Fund's senior loans will achieve any specific loss recovery rates.

         No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. A secondary market may be characterized by irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in the Fund's net asset value.

         The Fund's investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When the Fund is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment.

         When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. As an original lender, the Fund would also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.

         When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

         The Fund may also invest in participations in senior loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a senior loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

         With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Sub-Adviser considers the participating lender to be creditworthy.

         In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation.

         Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. The Fund attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers.

         Second Lien Loans. Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans, the Fund may purchase interests in second lien loans through assignments or participations.

         Second lien loans are subject to the same risks associated with investment in senior loans and below-investment grade debt securities. Because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

         Other Secured Loans. Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, the Fund may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

         Unsecured Loans. Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower's obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations.

         Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

         Senior Loan-Based Derivatives. The Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Sub-Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Fund may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of senior loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.

         Additional Risks of Investments in Loans. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund's investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Fund's investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

         Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade.

         The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with either the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

         Purchasers of bank loans are predominantly commercial banks, investment trusts and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

         Second lien loans are subject to the same risks associated with investment in senior loans and below-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

         Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

         Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and below-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

         Mezzanine Investments. The Fund may invest in certain lower grade securities known as "Mezzanine Investments," which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

         In connection with its purchase of Mezzanine Investments, the Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade income securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

         Distressed Securities. Distressed securities include bonds, loans and other debt obligations of issuers that are experiencing financial distress. The Fund considers distressed securities to be obligations that are the subject of bankruptcy proceedings, subject to some other form or public or private debt restructuring, otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities are generally rated in the lowest rating categories (e.g., Ca or lower by Moody's or CC or lower by S&P) or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund will make investments in distressed securities in circumstances in which the Sub-Adviser determines that the purchase price of the debt is attractive relative to the level of risk assumed. The Fund may invest in both interest paying and non-interest paying distressed securities. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, distressed securities also include "debtor-in-possession" or "DIP" loans newly issued in connection with "special situation" restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. The Sub-Adviser believes that DIP loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed. Distressed securities generally present the same risks as investment in below-investment grade debt securities. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

         Short Sales. The Fund may sell securities short. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund.

         Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

         Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

         The use of short sales, in effect, leverages the Fund's portfolio, which could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns.

         Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

         U.S. Government Securities. The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities in which the trust may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

         U.S. government securities may include zero-coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero-coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero-coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero-coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

         Municipal Obligations. Municipal obligations are issued by or on the behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for U.S. federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. The Fund may also acquire call options on specific municipal obligations to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

         The amount of public information available about the municipal securities in the Fund's portfolio may generally be less than that for corporate equity or debt securities. The secondary market for municipal securities, particularly below-investment grade municipal securities in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell these securities from its portfolio at attractive prices. Some municipal securities are supported only by the revenue of a particular project or privately operated facility and are not supported by the taxing power of any governmental entity. Municipal securities are also subject to a risk that terrorist attacks could cause substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. These attacks, and measures taken to prevent them, may impose substantial costs on municipal budgets and hinder the issuer's ability to pay interest and repay principal on municipal securities.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

Derivative Instruments

         The following information supplements the discussion of derivative instruments in the Fund's prospectus.

         Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer (seller) of the option the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The option premium is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the exercise price, as well as the time remaining until the expiration date.

         There are four items need to identify any option: (1) the underlying security, (2) the expiration month, (3) the exercise price and (4) the type (call or put). For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase 100 shares of ABC at $110 up until the call option's June expiration date.

         A call option with an exercise price above or a put option with an exercise price below the current market price of the underlying security is called "out-of-the-money." A call option with an exercise price below or a put option with an exercise price above the current market price of the underlying security is called "in-the-money." A call or put option with an exercise price equal to the current market price of the underlying security is called "at-the-money." The Fund intends to write options which are in-the-money, at-the-money or out-of-the-money.

         The Fund may write both listed and over-the-counter ("OTC") options. Listed options are issued, guaranteed and cleared by The Options Clearing Corporation ("OCC"), a registered clearing corporation, and are traded on various U.S. options exchanges. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and exercise price, the terms of OTC options generally are established through negotiation between the parties to the options contract. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty.

         Conventional listed options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. The Fund may also write longer-term options, such as Long-Term Equity AnticiPation Securities ("LEAPS(R)"), which can have expiration dates up to three years from the date of listing.

         Options are generally characterized as American-style options (which may be exercised at any time between the date of purchase and the expiration date) or European-style options (which may be exercised only during a specified period of time just prior to the expiration date). The Fund may write both American-style and European-style options.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Sub-Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Call Options. Call options are contracts that give the holder of the option, in return for payment of a premium, the right to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received. The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund holds a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

         Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but has retains the risk of loss should the price of the underlying security decline.

         The Fund may also pursue its option writing strategy through writing covered call-on-call positions. In a covered call-on-call position, the Fund achieves its long exposure to the underlying security through the purchase of a call option and simultaneously sells an option on the same security at a higher exercise price.

         Put Options. Put options are contracts that give the holder of the option, in return for payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium. The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund holds a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

         Writing put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

         The Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain exchange trade funds ("ETFs") that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio in order to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Risks Associated with Options Transactions. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

         The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

         To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

         Call Option Writing Risks. To the extent that the Fund writes covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity securities (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

         Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

         The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

         In addition, the Fund may be required maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

         Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position. Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks Relating to Derivative Instruments. Neither the Investment Adviser nor the Sub-Adviser is registered as a commodity pool operator. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.


                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

         7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

                             MANAGEMENT OF THE FUND

Trustees

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser.

         The Trustees are divided into [two] classes. Trustees serve until their successors have been duly elected. The Trustees' occupations during the past five years and other directorships held by the Trustee are listed below.



                                                                                                     Number of
                                                                                                    Portfolios in     Other
                                                  Term of Office                                    Fund Complex      Directorships
Name (and Age) and           Position Held         and Length of          Principal Occupation      Overseen by       Held
Business Address             with the Fund        Time Served(1)         During Past Five Years       Trustee         by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
[ ]
[ ]
[ ]

INTERESTED TRUSTEE
Nicholas Dalmaso           Trustee; Chief         Trustee  and          Senior Managing Director        [ ]           None
2455 Corporate West Drive  Legal and              Officer since         and General Counsel of
Lisle, Illinois 60532      Executive Officer      2007                  Claymore Advisors, LLC
Year of Birth: 1965                                                     and Claymore Securities,
                                                                        Inc. and Manager, Claymore
                                                                        Fund Management Company,
                                                                        LLC. from 2001-present.
                                                                        Chief Legal and Executive
                                                                        Officer of Funds in  the
                                                                        Fund Complex.



                                                                                                     Number of
                                                                                                    Portfolios in     Other
                                                  Term of Office                                    Fund Complex      Directorships
Name (and Age) and           Position Held         and Length of          Principal Occupation      Overseen by       Held
Business Address             with the Fund        Time Served(1)         During Past Five Years       Trustee         by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Formerly, Assistant General
                                                                        Counsel, John Nuveen and
                                                                        Company Inc. (1999-2000).
                                                                        Former Vice President and
                                                                        Associate General Counsel of
                                                                        Van Kampen Investments, Inc.
                                                                        (1992-1999).



* Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Investment Adviser and certain of its affiliates.

(1) After a Trustee's initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he serves.

         -        Messrs. [                       ], as Class I Trustees, are
                  expected to stand for re-election at the Fund's [    ]
                  annual meeting of shareholders.

         -        Messrs.  [                              ], as Class II
                  Trustees, are expected to stand for re-election at the Fund's
                  [   ] annual meeting of shareholders.


Officers

         The officers of the Fund were appointed by the Board of Trustees on [ ], 2007 and will serve until their respective successors are chosen and qualified.


                                                        Principal Occupation
Name and Age                   Position              During the Past Five Years
----------------     -----------------------------   ---------------------------
                     Chief Financial Officer ,
                     Chief Accounting Officer
                     and Treasurer
                     Secretary
                     Assistant Treasurer
                     Assistant Secretary

Board Committees

         Messrs. [ ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. [ ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

Remuneration of Trustees And Officers

         The Fund pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $[ ] per year plus $[ ] per Board meeting participated in and $[ ] per committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. The Fund pays an additional $[ ] per year to the chairperson of the Board of Trustees, if any, and $[ ] to each Trustee serving as chairperson of any committee of the Board of Trustees.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended [ ], 2006. Officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended [ ], 2007, assuming a full fiscal year of operations.




                                                                                                   Total Compensation from
                  Aggregate Estimated        Pension or Retirement         Estimated Annual          the Fund and Fund
                      Compensation        Benefits Accrued as Part of        Benefits Upon                Complex
 Name(1)              from the Fund             Fund Expenses(2)              Retirement(2)            Paid to Trustee
-------              -------------             ----------------              -------------            ---------------
                                                     None                        None                       [ ]
                                                     None                        None                       [ ]
                                                     None                        None                       [ ]
                                                     None                        None                       [ ]
                                                     None                        None                       [ ]



       (1) Trustees not entitled to compensation are not included in the table.

       (2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.


Share Ownership

         As of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.


                                                                    Aggregate Dollar Range of Equity
                                                                Securities in All Registered Investment
                                      Dollar Range of               Companies Overseen by Trustee in
Name                           Equity Securities in the Fund         Family of Investment Companies
Independent Trustees:





Interested Trustees:
Nicholas Dalmaso                            None                                  None



Indemnification of Officers and Trustees; Limitations on Liability

         The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

         Other Accounts Managed by the Portfolio Manager. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Sub-Adviser or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of [ ], 2007.

OTHER SEC REGISTERED INVESTMENT COMPANIES:



                                                       Total Assets of       Number of Investment        Total Assets of Investment
Name of Portfolio          Number of Registered          Registered           Companies with              Companies with Performance
Manager                    Investment Companies        Investment Companies    Performance Based Fees           Based Fees
------------------------------------------------------------------------------------------------------------------------------------
Scott M. Elliott
Evan S. Grace
Vera M. Trojan
Jim W. Valone
Gordon R. Lawrence



OTHER POOLED INVESTMENT VEHICLES:


                                                                                    Number of Pooled        Total Assets of Pooled
                                                                                   Investment Vehicles      Investment Vehicles with
Name of Portfolio           Number of Pooled          Total Assets of Pooled        with Performance          Performance
Manager                     Investment Vehicles        Investment Vehicles          Based Fees                 Based Fees
-----------------------------------------------------------------------------------------------------------------------------------
Scott M. Elliott
Evan S. Grace
Vera M. Trojan
Jim W. Valone
Gordon R. Lawrence



OTHER ACCOUNTS:


                                                                                 Number of Other
                                                                                   Accounts                Total Assets of Other
Name of Portfolio           Number of Other          Total Assets of Other       with Performance         Accounts with Performance
Manager                     Accounts                  Accounts s                   Based Fees                     Based Fees
-----------------------------------------------------------------------------------------------------------------------------------
Scott M. Elliott
Evan S. Grace
Vera M. Trojan
Jim W. Valone
Gordon R. Lawrence



         Potential Conflicts of Interest. Individual investment professionals at the Sub-Adviser manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund
("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

         An Investment Professional or other investment professionals at the Sub-Adviser may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to the Sub-Adviser. Mr. Valone also manages hedge funds, which pay performance allocations to the Sub-Adviser or its affiliates. Because incentive payments paid by the Sub-Adviser to the Investment Professionals are tied to revenues earned by the Sub-Adviser, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

         The Sub-Adviser's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. The Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Sub-Adviser monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at the Sub-Adviser periodically review the performance of the Sub-Adviser's investment professionals. Although the Sub-Adviser does not track the time an investment professional spends on a single account, the Sub-Adviser does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

         Portfolio Manager Compensation. The Sub-Adviser receives a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Fund. The Sub-Adviser pays its Investment Professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended [fiscal year end].

         The Sub-Adviser's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. The Sub-Adviser's compensation of the Investment Professionals includes a base salary and incentive components. The base salaries for Messrs. Elliott and Valone and Ms. Trojan, partners of the firm, are determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals' experience and performance in their roles as Investment Professionals. Base salaries for the Sub-Adviser's employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by the Sub-Adviser's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by the Sub-Adviser from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. [Each equity Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the [___________] index over one and three year periods, with an emphasis on three year results. The other Investment Professionals' incentive payments are based solely on the revenues earned by the Sub-Adviser and have no additional performance link.] The Sub-Adviser applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to the Sub-Adviser's business operations. Senior management at the Sub-Adviser may reward individuals as it deems appropriate based on factors other than portfolio performance. Messrs. Elliott and Valone and Ms. Trojan are eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

         Securities Ownership of the Portfolio Manager. Because the Fund is newly organized, the portfolio managers do not own shares of the Fund.

Investment Adviser and Sub-Adviser

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser is a registered investment adviser.

         Wellington Management Company, LLP. acts as the Fund's Sub-Adviser pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") with the Investment Adviser. Wellington is a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington is registered with the SEC as an investment adviser.

Advisory Agreement

Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund's Sub-Adviser; provides personnel, including certain officers required for the Fund's administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily Managed Assets.

         Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], 2009, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons"

(as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

Sub-Advisory Agreement

         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily Managed Assets.

         The Sub-Advisory Agreement continues until [ ], 2009 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Wellington" is the Sub-Adviser's property, and that the Fund will not use the Sub-Adviser's name without the written consent of the Sub-Adviser.

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

         The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in (I) the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) one or more Qualified Publicly Traded Partnerships.

         As long as the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Furthermore, such distributions will not be deductible by the Fund in computing its taxable income. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits for that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Fund's Investments

         Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or "qualified dividend income" into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and
(vi) adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.

         Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         The Fund anticipates that certain of its investments will be treated as equity investments in passive foreign investment companies ("PFICs") as defined for U.S. federal income tax purposes. A PFIC is, very generally, a non-U.S. corporation if (i) 75% or more of the gross income of such corporation for the taxable year is passive income or (ii) the average percentage of assets held by such corporation during the taxable year that produce passive income or that are held for the production of passive income is at least 50%. For U.S. federal income tax purposes, the Fund's investment in a PFIC may, among other things, cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains. The Fund will monitor any investments in PFICs in order to comply with the U.S. federal income tax rules applicable to regulated investment companies. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Common Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund (such as zero-coupon bonds), the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to Common Shareholders.

         The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

         With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to "pass-through" to Common Shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Common Shareholders

         The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder's gross income.

         Distributions paid to you by the Fund from its net capital gains, if any, that the Fund designates as capital gain dividends ("capital gain dividends") are taxable as long-term capital gain, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gain) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.

         Ordinary income dividends received by corporate Common Shareholders generally will be eligible for the dividends received deduction to the extent that the Fund's income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. In the case of Common Shareholders who are individuals, any ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that
(i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. These special rules relating to the taxation of qualified dividend income paid by the Fund to Common Shareholders who are individuals generally apply to taxable years beginning on or before December 31, 2010. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deduction.

         A dividend (whether paid in cash or reinvested in additional Fund Common Shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a Common Shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Common Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Common Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Any distributions you receive that are in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

         Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund's taxable year may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

         The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund Common Shareholders such excess inclusion income will (i) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain "disqualified organizations," as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Fund shareholders.

         The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

         Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         A Common Shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below).

Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund's Common Shares.

         In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain, exempt-interest dividends, or upon the sale or other disposition of Common Shares of the Fund.

         For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

         The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

                              GENERAL INFORMATION

Book-Entry-Only Issuance

         The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Policy and Procedures and Proxy Voting Record

         The Sub-Adviser will be responsible for voting proxies on securities held in the Fund's portfolio. The Sub-Adviser's Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.

         Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov.

Legal Counsel

         Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

Independent Registered Public Accounting Firm

         [   ],   [   ],   is the independent registered public accounting firm
of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

Code of Ethics

         The Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, Claymore Securities, Inc. and their affiliates, as applicable. The code of ethics of each of the Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                             [TO COME BY AMENDMENT]

                  CLAYMORE EMERGING MARKETS OPPORTUNITIES FUND
                             STATEMENT OF NET ASSETS
                                    [ ], 2007


                             [TO COME BY AMENDMENT]

                  CLAYMORE EMERGING MARKETS OPPORTUNITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                    [ ], 2007



                             [TO COME BY AMENDMENT]

                                                                    Appendix A


                            RATINGS OF INVESTMENTS

STANDARD & POOR'S

A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

         o Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o        Nature of and provisions of the obligation;

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus(-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 A short-term obligation rated `A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. Ratings of `B-1', `B-2', and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B-1 A short-term obligation rated `B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

         B-2 A short-term obligation rated `B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

         B-3 A short-term obligation rated `B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Qualifiers

i This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The `i' subscript indicates that the rating addresses the interest portion of the obligation only. The `i' subscript will always be used in conjunction with the `p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

l Ratings qualified with `L' apply only to amounts invested up to federal deposit insurance limits.

p This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The `p' subscript indicates that the rating addresses the principal portion of the obligation only. The `p' subscript will always be used in conjunction with the `i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr The letters `pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary" ratings are assigned to issues, including financial programs, in the following circumstances.

          o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

          o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


MOODY'S INVESTORS SERVICE INC.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:


Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions

AAA Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

CAA Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Medium Term Note Ratings

Moody's assigns long-term ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

         o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

         o        Notes allowing for negative coupons, or negative principal;

         o Notes containing any provision that could obligate the investor to make any additional payments;

         o        Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels -- MIG 1 through MIG
3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                                    PART C
                               OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)      Financial Statements

         Part A - None

         Part B - Statement of Net Assets(+)

(2)      Exhibits

         (a)   Agreement and Declaration of Trust of Registrant(+)

         (b)   By-Laws of Registrant(+)

         (c)   Not applicable

         (d)   Form of Specimen Share Certificate(+)

         (e)   Dividend Reinvestment Plan of Registrant(+) (

         (f)    Not applicable

         (g) (i) Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC (the "Investment Adviser")(+)

         (ii) Form of Investment Management Agreement between the Investment Adviser and Wellington Management Company, LLP (the "Sub-Adviser") (+)

         (h)   From of Underwriting Agreements(+)

         (i)   Not applicable

         (j)   Form of Custody Agreement(+)

         (k)  (i)   Form of Stock Transfer Agency Agreement(+)

              (ii)  Form of Fund Accounting Agreement(+)

              (iii) Form of Administration Agreement (+)

         (l)   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
               LLP(+)

         (m)   Not applicable

         (n)   Consent of Independent Registered Public Accounting Firm(+)

         (o)   Not applicable

         (p)   Form of Initial Subscription Agreement(+)

         (q)   Not applicable

         (r) (i) Code of Ethics of the Registrant, the Investment Adviser and Claymore Securities, Inc.(+)


               (ii)  Code of Ethics of the Sub-Adviser(+) (s) Power of Attorney
                    (+)
----------------

         (+) To be filed by further amendment.

Item 26. Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by further amendment.

Item 27. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printer/Edgar Filer                                [  ]
Issuer Counsel                                     [  ]
NYSE Fee                                           [  ]
Marketing Design                                   [  ]
Stock Certificates                                 [  ]
SEC Fees                                           [  ]
NASD Fees                                          [  ]
Auditor                                            [  ]
Counsel for Independent Board of Directors         [  ]
Underwriter Counsel                                [  ]
Miscellaneous                                      [  ]
                  Total                            [  ]

Item 28. Persons Controlled by or Under Common Control with Registrant

         None

Item 29. Number of Holders of Securities

                                                     NUMBER OF RECORD
       TITLE OF CLASS                          SHAREHOLDERS AS OF [ ], 2007
       --------------                           ----------------------------

         Common shares of beneficial interest,             [ ]
         par value $0.01 per share

Item 30. Indemnification

         [To come by further amendment]

Item 31. Business and Other Connections of the Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

            The Sub-Adviser, a limited liability partnership under the laws of the Commonwealth of Massachusetts, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-20303).

Item 32.    Location of Accounts and Records

            The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at 75 State Street, Boston, Massachusetts 02109 and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street, New York, New York 10216.

Item 33.    Management Services

         Not applicable.

Item 34.    Undertakings

         1. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                  Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   Signatures

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 6th day of July, 2007.

                                         By:    /s/ Nicholas Dalmaso
                                                --------------------
                                                Nicholas Dalmaso
                                                Trustee

         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 6th day of July, 2007.

Principal Executive and Financial Officer:

/s/ Nicholas Dalmaso                      Trustee, President and
--------------------                      Chief Legal and Executive Officer
Nicholas Dalmaso